The Hartford

Investor Financial Supplement
December 31, 2025

Measures used in these financial statements and exhibits that are not based on generally accepted accounting principles ("non-GAAP") are denoted with an asterisk (*) the first time they appear in this document. These measures are defined within the Discussion of Non-GAAP Financial Measures section and are reconciled to the most directly comparable generally accepted accounting principles ("GAAP") measure herein.

The Hartford Insurance Group, Inc.

As of January 28, 2026
Address:
One Hartford Plaza		A.M. Best	Standard & Poor’s	Moody’s
Hartford, CT 06155	Insurance Financial Strength Ratings:
	Hartford Fire Insurance Company	A+	AA-	Aa3
	Hartford Life and Accident Insurance Company	A+	AA-	A1
	Navigators Insurance Company	A+	AA-	NR

- Hartford Fire Insurance Company and Hartford Life and Accident Insurance Company ratings are on stable outlook at A.M. Best, Standard and Poor's and Moody's
- Navigators Insurance Company ratings are on stable outlook at A.M. Best and Standard and Poor's
Internet address:	NR - Not Rated
http://www.thehartford.com
Other Ratings:
Contact:	Senior debt	a	A-	A3
Kate Jorens	Junior subordinated debentures	bbb+	BBB	Baa1
SVP, Treasurer & Head of Investor Relations	Preferred stock	bbb+	BBB	Baa2
Phone (860) 547-4066
-The Hartford Insurance Group, Inc. senior debt, junior subordinated debentures, and preferred stock are on stable outlook at A.M. Best, Standard and Poor’s and Moody’s

Transfer Agent
	Stockholder correspondence should be mailed to:	Overnight correspondence should be mailed to:
	Computershare	Computershare
	P.O. Box 505000	462 South 4th Street, Suite 1600
	Louisville, KY 40233	Louisville, KY 40202

Common stock and preferred stock of The Hartford Insurance Group, Inc. are traded on the New York Stock Exchange under the symbols “HIG” and "HIG PR G", respectively. This report is for information purposes only. It should be read in conjunction with documents filed by The Hartford Insurance Group, Inc. with the U.S. Securities and Exchange Commission, including, without limitation, the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

The Hartford Insurance Group, Inc.
Investor Financial Supplement

The Hartford Insurance Group, Inc.
Consolidated Financial Results

	Three Months Ended								Year Ended
	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024	Dec 31 2025	Dec 31 2024
Highlights
Net income	$1,131	$1,080	$995	$630	$853	$767	$738	$753	$3,836	$3,111
Net income available to common stockholders [1]	$1,126	$1,074	$990	$625	$848	$761	$733	$748	$3,815	$3,090
Core earnings*	$1,148	$1,077	$981	$639	$865	$752	$750	$709	$3,845	$3,076
Total revenues	$7,339	$7,232	$6,987	$6,810	$6,879	$6,751	$6,486	$6,419	$28,368	$26,535
Total assets	$85,997	$84,995	$83,639	$82,307	$80,917	$81,219	$79,046	$77,710
Per Share and Shares Data
Basic earnings per common share
Net income available to common stockholders	$4.05	$3.82	$3.49	$2.18	$2.93	$2.60	$2.48	$2.51	$13.51	$10.51
Core earnings*	$4.13	$3.83	$3.46	$2.23	$2.99	$2.57	$2.54	$2.38	$13.62	$10.47
Diluted earnings per common share
Net income available to common stockholders	$3.98	$3.77	$3.44	$2.15	$2.88	$2.56	$2.44	$2.47	$13.32	$10.35
Core earnings*	$4.06	$3.78	$3.41	$2.20	$2.94	$2.53	$2.50	$2.34	$13.42	$10.30
Weighted average common shares outstanding (basic)	278.3	280.9	283.7	286.6	289.3	292.6	295.5	298.1	282.4	293.9
Dilutive effect of stock compensation	4.3	4.1	4.0	4.2	4.9	4.9	4.4	4.5	4.1	4.7
Weighted average common shares outstanding and dilutive potential common shares (diluted)	282.6	285.0	287.7	290.8	294.2	297.5	299.9	302.6	286.5	298.6
Common shares outstanding	276.9	279.6	282.3	285.1	287.6	290.8	294.0	296.8
Book value per common share	$67.33	$64.79	$60.87	$57.91	$56.03	$57.34	$52.20	$50.99
Per common share impact of accumulated other comprehensive income [2]	7.43	7.17	8.45	9.05	10.03	6.89	10.43	10.10
Book value per common share (excluding AOCI)*	$74.76	$71.96	$69.32	$66.96	$66.06	$64.23	$62.63	$61.09
Book value per diluted share	$66.31	$63.86	$60.02	$57.07	$55.09	$56.39	$51.43	$50.23
Per diluted share impact of AOCI	7.31	7.06	8.33	8.92	9.86	6.78	10.28	9.95
Book value per diluted share (excluding AOCI)*	$73.62	$70.92	$68.35	$65.99	$64.95	$63.17	$61.71	$60.18
Common shares outstanding and dilutive potential common shares	281.2	283.7	286.3	289.3	292.5	295.7	298.4	301.3
Return on Common Stockholders' Equity ("ROE") [3]
Net income available to common stockholders' ROE ("Net income ROE")	22.0%	20.3%	19.8%	18.8%	19.9%	20.0%	19.8%	18.5%
Core earnings ROE*	19.4%	18.4%	17.0%	16.2%	16.7%	17.4%	17.4%	16.6%
[1]Net income available to common stockholders includes the impact of preferred stock dividends.
[2]Accumulated other comprehensive income ("AOCI") represents net of tax unrealized gain (loss) on fixed maturities, net gain (loss) on cash flow hedging instruments, foreign currency translation adjustments, liability for future policy benefits adjustments, and pension and other postretirement benefit plan adjustments.
[3]For reconciliation of Net income ROE to Core earnings ROE, see Appendix beginning on page 33.

The Hartford Insurance Group, Inc.
Consolidated Statements of Operations

	Three Months Ended								Year Ended
	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024	Dec 31 2025	Dec 31 2024
Earned premiums	$6,141	$6,093	$5,961	$5,835	$5,809	$5,734	$5,578	$5,446	$24,030	$22,567
Fee income	368	361	342	346	354	347	339	333	1,417	1,373
Net investment income	832	759	664	656	714	659	602	593	2,911	2,568
Net realized gains (losses)	(29)	(12)	(10)	(49)	(17)	(13)	(59)	28	(100)	(61)
Other revenues	27	31	30	22	19	24	26	19	110	88
Total revenues	7,339	7,232	6,987	6,810	6,879	6,751	6,486	6,419	28,368	26,535
Benefits, losses and loss adjustment expenses	3,733	3,793	3,712	4,000	3,779	3,823	3,661	3,611	15,238	14,874
Amortization of deferred policy acquisition costs ("DAC")	645	639	625	607	591	585	561	545	2,516	2,282
Insurance operating costs and other expenses	1,481	1,414	1,337	1,352	1,367	1,323	1,285	1,283	5,584	5,258
Interest expense	49	50	50	50	50	49	50	50	199	199
Amortization of other intangible assets	18	18	17	18	18	18	17	18	71	71
Restructuring and other costs [1]	—	—	—	—	—	1	—	1	—	2
Total benefits, losses and expenses	5,926	5,914	5,741	6,027	5,805	5,799	5,574	5,508	23,608	22,686
Income before income taxes	1,413	1,318	1,246	783	1,074	952	912	911	4,760	3,849
Income tax expense	282	238	251	153	221	185	174	158	924	738
Net income	1,131	1,080	995	630	853	767	738	753	3,836	3,111
Preferred stock dividends	5	6	5	5	5	6	5	5	21	21
Net income available to common stockholders	1,126	1,074	990	625	848	761	733	748	3,815	3,090
Adjustments to reconcile net income available to common stockholders to core earnings:
Net realized losses (gains), excluded from core earnings, before tax	29	10	10	47	16	12	58	(30)	96	56
Restructuring and other costs, before tax [1]	—	—	—	—	—	1	—	1	—	2
Integration and other non-recurring M&A costs, before tax [2]	1	2	2	2	2	2	2	2	7	8
Change in deferred gain on retroactive reinsurance, before tax [3]	—	(8)	(24)	(32)	4	(26)	(37)	(24)	(64)	(83)
Income tax expense (benefit) [4]	(8)	(1)	3	(3)	(5)	2	(6)	12	(9)	3
Core earnings	$1,148	$1,077	$981	$639	$865	$752	$750	$709	$3,845	$3,076
[1]Represents restructuring costs related to the Company's Hartford Next operational transformation and cost reduction plan.
[2]Includes integration costs in connection with the 2019 acquisition of Navigators Group.
[3]The Company recorded amortization of the deferred gain related to the Navigators adverse development cover ("Navigators ADC") of $64 for the year ended December 31, 2025 and $58 and $145 for the three months and the year ended December 31, 2024, respectively. The deferred gain has been fully amortized as of September 30, 2025. In addition, for the three and twelve month periods ended December 31, 2024, the Company ceded, $62 of losses under the asbestos and environmental adverse development cover ("A&E ADC"), which was reflected as an increase to the deferred gain.
[4]Primarily represents federal income tax expense (benefit) related to before tax items not included in core earnings.

The Hartford Insurance Group, Inc.
Operating Results By Segment

	Three Months Ended								Year Ended
	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024	Dec 31 2025	Dec 31 2024
Net income (loss):
Business Insurance	$897	$710	$696	$477	$708	$528	$540	$573	$2,780	$2,349
Personal Insurance	212	139	91	5	154	31	(11)	34	447	208
Property & Casualty Other Operations ("P&C Other Operations")	(141)	12	13	13	(156)	10	11	8	(103)	(127)
Property & Casualty ("P&C")	968	861	800	495	706	569	540	615	3,124	2,430
Employee Benefits	130	144	150	133	126	156	171	108	557	561
Hartford Funds	59	57	54	43	49	54	44	45	213	192
Sub-total	1,157	1,062	1,004	671	881	779	755	768	3,894	3,183
Corporate	(26)	18	(9)	(41)	(28)	(12)	(17)	(15)	(58)	(72)
Net income	1,131	1,080	995	630	853	767	738	753	3,836	3,111
Preferred stock dividends	5	6	5	5	5	6	5	5	21	21
Net income available to common stockholders	$1,126	$1,074	$990	$625	$848	$761	$733	$748	$3,815	$3,090

Core earnings (loss):
Business Insurance	$915	$723	$697	$471	$665	$534	$551	$546	$2,806	$2,296
Personal Insurance	214	143	94	6	155	33	(4)	33	457	217
P&C Other Operations	(140)	14	14	13	(106)	10	14	7	(99)	(75)
P&C	989	880	805	490	714	577	561	586	3,164	2,438
Employee Benefits	138	149	163	136	139	154	178	107	586	578
Hartford Funds	58	53	46	44	51	47	43	41	201	182
Sub-total	1,185	1,082	1,014	670	904	778	782	734	3,951	3,198
Corporate	(37)	(5)	(33)	(31)	(39)	(26)	(32)	(25)	(106)	(122)
Core earnings	$1,148	$1,077	$981	$639	$865	$752	$750	$709	$3,845	$3,076

The Hartford Insurance Group, Inc.
Consolidating Balance Sheets

	Property & Casualty		Employee Benefits		Hartford Funds		Corporate [1]		Consolidated
	Dec 31 2025	Dec 31 2024	Dec 31 2025	Dec 31 2024	Dec 31 2025	Dec 31 2024	Dec 31 2025	Dec 31 2024	Dec 31 2025	Dec 31 2024
Investments
Fixed maturities, available-for-sale ("AFS"), at fair value	$37,689	$34,421	$8,157	$7,959	$—	$—	$195	$187	$46,041	$42,567
Fixed maturities, at fair value using the fair value option	127	254	41	54	—	—	—	—	168	308
Equity securities, at fair value	121	212	23	46	70	109	278	236	492	603
Mortgage loans, net	5,263	4,751	1,574	1,645	—	—	—	—	6,837	6,396
Limited partnerships and other alternative investments	4,503	3,974	1,186	1,068	—	—	115	—	5,804	5,042
Other investments	212	168	6	6	44	52	—	—	262	226
Short-term investments	2,104	2,075	365	389	385	291	1,499	1,313	4,353	4,068
Total investments	50,019	45,855	11,352	11,167	499	452	2,087	1,736	63,957	59,210
Cash	117	148	—	26	11	9	5	—	133	183
Restricted cash	42	42	2	9	—	—	—	—	44	51
Accrued investment income	378	352	94	92	1	1	1	5	474	450
Premiums receivable and agents’ balances, net	5,727	5,390	589	608	—	—	—	—	6,316	5,998
Reinsurance recoverables, net [2]	6,684	6,626	294	290	—	—	213	224	7,191	7,140
Deferred policy acquisition costs ("DAC")	1,309	1,206	38	33	—	—	—	—	1,347	1,239
Deferred income taxes	485	746	(32)	33	—	2	448	448	901	1,229
Goodwill	778	778	723	723	181	181	229	229	1,911	1,911
Property and equipment, net	825	778	59	62	4	6	43	42	931	888
Other intangible assets	280	310	276	317	10	10	—	—	566	637
Other assets	1,627	1,411	169	142	106	100	324	328	2,226	1,981
Total assets	$68,271	$63,642	$13,564	$13,502	$812	$761	$3,350	$3,012	$85,997	$80,917
Unpaid losses and loss adjustment expenses	$38,155	$36,404	$8,113	$8,206	$—	$—	$—	$—	$46,268	$44,610
Reserves for future policy benefits [2]	—	—	291	290	—	—	153	158	444	448
Other policyholder funds and benefits payable [2]	—	—	409	401	—	—	203	213	612	614
Unearned premiums	10,012	9,368	41	40	—	—	—	—	10,053	9,408
Debt	—	—	—	—	—	—	4,371	4,366	4,371	4,366
Other liabilities	3,064	2,796	227	219	176	173	1,803	1,836	5,270	5,024
Total liabilities	51,231	48,568	9,081	9,156	176	173	6,530	6,573	67,018	64,470
Common stockholders' equity, excluding AOCI*	17,450	16,206	4,678	4,706	636	588	(2,062)	(2,501)	20,702	18,999
Preferred stock	—	—	—	—	—	—	334	334	334	334
AOCI, net of tax	(410)	(1,132)	(195)	(360)	—	—	(1,452)	(1,394)	(2,057)	(2,886)
Total stockholders' equity	17,040	15,074	4,483	4,346	636	588	(3,180)	(3,561)	18,979	16,447
Total liabilities and stockholders' equity	$68,271	$63,642	$13,564	$13,502	$812	$761	$3,350	$3,012	$85,997	$80,917
[1]Corporate includes fixed maturities, short-term investments, investment sales receivable and cash of approximately $1.5 billion and $1.3 billion as of December 31, 2025 and December 31, 2024, respectively, held by the holding company of The Hartford Insurance Group, Inc. Corporate also includes investments held by Hartford Life and Accident Insurance Company ("HLA") that support reserves for run-off structured settlement and terminal funding agreement liabilities.
[2]Corporate includes retained reserves and reinsurance recoverables for the run-off life and annuity business sold in May 2018.

The Hartford Insurance Group, Inc.
Capital Structure

	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024
Debt
Senior notes	$3,872	$3,871	$3,870	$3,869	$3,867	$3,866	$3,865	$3,864
Junior subordinated debentures	499	499	499	499	499	499	499	499
Total debt	$4,371	$4,370	$4,369	$4,368	$4,366	$4,365	$4,364	$4,363
Stockholders' Equity
Total stockholders’ equity	$18,979	$18,450	$17,518	$16,844	$16,447	$17,008	$15,680	$15,468
Less: Preferred stock	334	334	334	334	334	334	334	334
Less: AOCI	(2,057)	(2,003)	(2,384)	(2,580)	(2,886)	(2,005)	(3,068)	(2,997)
Common stockholders' equity, excluding AOCI	$20,702	$20,119	$19,568	$19,090	$18,999	$18,679	$18,414	$18,131
Capitalization
Total capitalization, including AOCI, net of tax	$23,350	$22,820	$21,887	$21,212	$20,813	$21,373	$20,044	$19,831
Total capitalization, excluding AOCI, net of tax*	$25,407	$24,823	$24,271	$23,792	$23,699	$23,378	$23,112	$22,828
Debt to Capitalization Ratios
Total debt to capitalization, including AOCI	18.7%	19.1%	20.0%	20.6%	21.0%	20.4%	21.8%	22.0%
Total debt to capitalization, excluding AOCI*	17.2%	17.6%	18.0%	18.4%	18.4%	18.7%	18.9%	19.1%
Total debt and preferred stock to capitalization, including AOCI	20.1%	20.6%	21.5%	22.2%	22.6%	22.0%	23.4%	23.7%
Total debt and preferred stock to capitalization, excluding AOCI*	18.5%	19.0%	19.4%	19.8%	19.8%	20.1%	20.3%	20.6%
Total rating agency adjusted debt to capitalization [1] [2]	19.5%	20.0%	20.8%	21.5%	21.8%	21.3%	22.7%	22.9%
Fixed Charge Coverage Ratios
Total earnings to total fixed charges [3]	21.6:1	20.3:1	18.8:1	14.7:1	17.9:1	17.3:1	17.1:1	17.1:1
[1]The leverage calculation reflects adjustments, as applicable, related to defined benefit plans' unfunded pension liability, lease liabilities and uncollateralized letters of credit for Lloyd's of London for a total adjustment of $0.3 billion as of both December 31, 2025 and 2024.
[2]Results reflect 50% equity credit for the Company's outstanding junior subordinated debentures and the Company’s outstanding preferred stock based on the rating agency methodology.
[3]Calculated as year to date total earnings divided by year to date total fixed charges. Total earnings represent income before income taxes and total fixed charges (excluding the impact of preferred stock dividends), less undistributed earnings from limited partnerships and other alternative investments. Total fixed charges include interest expense, preferred stock dividends, interest factor attributable to rent expense, capitalized interest and amortization of debt issuance costs.

The Hartford Insurance Group, Inc.
Statutory Capital To GAAP Stockholders' Equity Reconciliation
December 31, 2025

	P&C	Employee Benefits
U.S. statutory net income [1][2]	$2,870	$566
U.S. statutory capital [2][3][4]	$14,437	$2,674
U.S. GAAP adjustments [2]:
DAC	1,258	38
Non-admitted deferred tax assets [5]	233	145
Deferred taxes [6]	(476)	(343)
Goodwill	116	723
Other intangible assets	13	276
Non-admitted assets other than deferred taxes	902	110
Asset valuation and interest maintenance reserve	—	265
Benefit reserves	(60)	416
Unrealized losses on investments	(564)	(571)
Deferred gain on retroactive reinsurance agreements [7]	(850)	—
Other, net	861	750
U.S. GAAP stockholders’ equity of U.S. insurance entities [2]	15,870	4,483
U.S. GAAP stockholders’ equity of international subsidiaries as well as goodwill and other intangible assets related to the acquisition of Navigators Group	1,170	—
Total U.S. GAAP stockholders’ equity	$17,040	$4,483
[1]Statutory net income is for the year ended December 31, 2025.
[2]Excludes insurance operations based in the U.K.
[3]For reporting purposes, statutory capital and surplus is referred to collectively as "statutory capital."
[4]The statutory capital for property and casualty insurance subsidiaries in this table does not include the value of an intercompany note owed by Hartford Holdings, Inc. ("HHI") to Hartford Fire Insurance Company.
[5]Represents the limitations on the recognition of deferred tax assets under U.S. statutory accounting principles ("U.S. STAT").
[6]Represents the tax timing differences between U.S. GAAP and U.S. STAT.
[7]Represents the deferred gain on retroactive reinsurance associated with U.S. entities for losses ceded to the asbestos and environmental adverse development cover ("A&E ADC") agreement that is recognized within a special category of surplus under U.S. STAT but is recorded within other liabilities under U.S. GAAP.

The Hartford Insurance Group, Inc.
Accumulated Other Comprehensive Income (Loss)

	As Of
	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024
Net unrealized loss on fixed maturities, AFS	$(641)	$(656)	$(1,029)	$(1,237)	$(1,539)	$(671)	$(1,732)	$(1,642)
Unrealized loss on fixed maturities, AFS with allowance for credit losses ("ACL")	(3)	(3)	(5)	(6)	(6)	(5)	(7)	(7)
Net gains on cash flow hedging instruments	16	15	6	40	40	33	30	21
Total net unrealized gain (loss)	(628)	(644)	(1,028)	(1,203)	(1,505)	(643)	$(1,709)	$(1,628)
Foreign currency translation adjustments	42	43	45	29	29	41	35	36
Liability for future policy benefits adjustments	24	22	29	30	33	19	35	30
Pension and other postretirement plan adjustments	(1,495)	(1,424)	(1,430)	(1,436)	(1,443)	(1,422)	(1,429)	(1,435)
Total AOCI	$(2,057)	$(2,003)	$(2,384)	$(2,580)	$(2,886)	$(2,005)	$(3,068)	$(2,997)

The Hartford Insurance Group, Inc.
Property & Casualty
Income Statements

	Three Months Ended								Year Ended
	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024	Dec 31 2025	Dec 31 2024
Written premiums	$4,231	$4,560	$4,796	$4,599	$4,045	$4,245	$4,453	$4,206	$18,186	$16,949
Change in unearned premium reserve	(309)	70	441	376	(164)	111	483	345	578	775
Earned premiums	4,540	4,490	4,355	4,223	4,209	4,134	3,970	3,861	17,608	16,174
Fee income	20	19	19	19	19	19	19	19	77	76
Losses and loss adjustment expenses
Current accident year before catastrophes	2,564	2,661	2,537	2,454	2,426	2,464	2,347	2,300	10,216	9,537
Current accident year catastrophes	(1)	70	212	467	80	247	280	161	748	768
Prior accident year development [1]	(12)	(103)	(187)	(122)	101	(50)	(115)	(56)	(424)	(120)
Total losses and loss adjustment expenses	2,551	2,628	2,562	2,799	2,607	2,661	2,512	2,405	10,540	10,185
Amortization of DAC	637	631	616	599	583	577	552	536	2,483	2,248
Insurance operating costs	767	728	681	696	689	669	655	642	2,872	2,655
Amortization of other intangible assets	8	8	7	8	8	8	7	8	31	31
Dividends to policyholders	11	12	11	10	10	10	9	10	44	39
Underwriting gain*	586	502	497	130	331	228	254	279	1,715	1,092
Net investment income	656	605	526	512	562	518	471	459	2,299	2,010
Net realized gains (losses)	(25)	(30)	(26)	(26)	(9)	(34)	(61)	13	(107)	(91)
Net servicing and other income (expense)	2	3	4	4	2	—	5	2	13	9
Income before income taxes	1,219	1,080	1,001	620	886	712	669	753	3,920	3,020
Income tax expense	251	219	201	125	180	143	129	138	796	590
Net income	968	861	800	495	706	569	540	615	3,124	2,430
Adjustments to reconcile net income to core earnings:
Net realized losses (gains), excluded from core earnings, before tax	24	28	28	24	6	33	62	(15)	104	86
Integration and other non-recurring M&A costs, before tax	1	2	2	2	2	2	2	2	7	8
Change in deferred gain on retroactive reinsurance, before tax [1]	—	(8)	(24)	(32)	4	(26)	(37)	(24)	(64)	(83)
Income tax expense (benefit) [2]	(4)	(3)	(1)	1	(4)	(1)	(6)	8	(7)	(3)
Core earnings	$989	$880	$805	$490	$714	$577	$561	$586	$3,164	$2,438
ROE
Net income available to common stockholders [3]	23.7%	21.5%	20.6%	18.8%	20.5%	19.9%	19.9%	18.5%
Adjustments to reconcile net income available to common stockholders to core earnings:
Net realized losses (gains), excluded from core earnings, before tax	0.8%	0.7%	0.8%	1.1%	0.8%	1.1%	1.2%	1.1%
Integration and other non-recurring M&A costs, before tax	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%
Change in deferred gain on retroactive reinsurance, before tax [1]	(0.5%)	(0.5%)	(0.7%)	(0.8%)	(0.7%)	1.0%	1.3%	1.6%
Income tax benefit [2]	(0.1%)	(0.1%)	—%	(0.1%)	—%	(0.4%)	(0.5%)	(0.6%)
Impact of AOCI, excluded from core earnings ROE	(1.6%)	(1.0%)	(2.0%)	(1.8%)	(2.3%)	(2.7%)	(3.1%)	(2.6)%
Core earnings [3]	22.4%	20.7%	18.8%	17.3%	18.4%	19.0%	18.9%	18.1%
[1]Refer to [3] on page 2 for more information about the change in deferred gain on retroactive reinsurance.
[2]Primarily represents federal income tax expense (benefit) related to before tax items not included in core earnings.
[3]Net income ROE and Core earnings ROE are calculated by allocating a portion of debt, interest expense, preferred stock and preferred stock dividends accounted for within Corporate to Property & Casualty.

The Hartford Insurance Group, Inc.
Property & Casualty
Income Statements (Continued)

Prior accident year development included the following unfavorable (favorable) reserve development:

	Three Months Ended								Year Ended
	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024	Dec 31 2025	Dec 31 2024
Workers’ compensation	$(67)	$(62)	$(61)	$(65)	$(70)	$(69)	$(52)	$(67)	$(255)	$(258)
Workers' compensation discount accretion	11	11	11	12	10	11	11	12	45	44
General liability	—	—	—	—	130	32	32	17	—	211
Marine	—	—	—	—	—	—	(8)	7	—	(1)
Package business	—	—	—	—	—	(5)	(1)	—	—	(6)
Commercial property	(14)	(5)	(20)	(3)	—	(2)	(2)	(3)	(42)	(7)
Professional liability	(6)	—	(11)	—	(20)	—	(2)	(5)	(17)	(27)
Bond	(49)	—	(22)	—	(34)	—	(22)	—	(71)	(56)
Assumed reinsurance	—	—	—	—	—	—	15	9	—	24
Commercial automobile liability	12	—	—	—	21	16	10	—	12	47
Personal automobile liability	(32)	(33)	(10)	(12)	(17)	—	(13)	—	(87)	(30)
Homeowners	(7)	(5)	(13)	(18)	(13)	(5)	(10)	—	(43)	(28)
Net asbestos and environmental reserves [1]	165	—	—	—	141	—	—	—	165	141
Catastrophes	(45)	—	(39)	—	(49)	—	(38)	—	(84)	(87)
Uncollectible reinsurance	—	6	—	—	(19)	—	—	—	6	(19)
Other reserve re-estimates, net [2]	20	(7)	2	(4)	17	(2)	2	(2)	11	15
Prior accident year development before change in deferred gain	(12)	(95)	(163)	(90)	97	(24)	(78)	(32)	(360)	(37)
Change in deferred gain on retroactive reinsurance included in other liabilities [1][3]	—	(8)	(24)	(32)	4	(26)	(37)	(24)	(64)	(83)
Total prior accident year development	$(12)	$(103)	$(187)	$(122)	$101	$(50)	$(115)	$(56)	$(424)	$(120)
[1]A&E reserves were reviewed in fourth quarter 2025 and 2024. The 2025 study resulted in an increase in reserves of $165. The 2024 study resulted in an increase in reserves before ADC reinsurance of $203, for which $62 was recorded as a deferred gain on retroactive reinsurance and not included in the Company’s core earnings. Any net adverse loss development above the treaty limit, including $165 and $141 recognized in the three months ended December 31, 2025 and 2024, respectively, is reflected in the Company's core earnings. For 2025 and 2024, the total A&E reserve development included an increase in asbestos reserves of $122 and $167, respectively, and an increase in environmental reserves of $43 and $36, respectively.
[2]Other reserve re-estimates for the three months ended December 31, 2025 and 2024 primarily included increases in unallocated loss adjustment expense ("ULAE") reserves of $31 and $28, respectively, within P&C Other Operations driven by the increase in gross A&E reserves discussed in [1] above. The years ended December 31, 2025 and 2024 also included a favorable change of $(34) and $(32), respectively, in automobile physical damage reserves within Personal Insurance.
[3]Refer to [3] on page 2 for more information about the change in deferred gain on retroactive reinsurance.

The Hartford Insurance Group, Inc.
Property & Casualty
Underwriting Ratios

	Three Months Ended								Year Ended
	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024	Dec 31 2025	Dec 31 2024
Underwriting Gain	$586	$502	$497	$130	$331	$228	$254	$279	$1,715	$1,092
Underwriting Ratios
Loss and loss adjustment expense ratio	56.2	58.5	58.8	66.3	61.9	64.4	63.3	62.3	59.9	63.0
Expense ratio [1]	30.7	30.0	29.5	30.4	29.9	29.9	30.1	30.2	30.2	30.0
Policyholder dividend ratio	0.2	0.3	0.3	0.2	0.2	0.2	0.2	0.3	0.2	0.2
Combined ratio	87.1	88.8	88.6	96.9	92.1	94.5	93.6	92.8	90.3	93.2
Current accident year catastrophes and prior accident year development	0.3	0.7	(0.6)	(8.2)	(4.3)	(4.8)	(4.2)	(2.7)	(1.8)	(4.0)
Underlying combined ratio*	87.4	89.6	88.0	88.8	87.8	89.7	89.5	90.1	88.4	89.2

Loss and loss adjustment expense ratio
Underlying loss and loss adjustment expense ratio*	56.5	59.3	58.3	58.1	57.6	59.6	59.1	59.6	58.0	59.0
Current accident year catastrophes	—	1.6	4.9	11.1	1.9	6.0	7.1	4.2	4.2	4.7
Prior accident year development [2]	(0.3)	(2.3)	(4.3)	(2.9)	2.4	(1.2)	(2.9)	(1.5)	(2.4)	(0.7)
Total loss and loss adjustment expense ratio	56.2	58.5	58.8	66.3	61.9	64.4	63.3	62.3	59.9	63.0
[1]Integration and transaction costs related to the acquisition of Navigators Group are not included in the expense ratio.
[2]Refer to [3] on page 2 for more information about the change in deferred gain on retroactive reinsurance.

The Hartford Insurance Group, Inc.
Business Insurance
Income Statements

	Three Months Ended								Year Ended
	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024	Dec 31 2025	Dec 31 2024
Written premiums	$3,381	$3,573	$3,816	$3,686	$3,174	$3,275	$3,540	$3,362	$14,456	$13,351
Change in unearned premium reserve	(214)	33	392	362	(129)	26	419	314	573	630
Earned premiums	3,595	3,540	3,424	3,324	3,303	3,249	3,121	3,048	13,883	12,721
Fee income	12	11	11	11	10	11	11	11	45	43
Losses and loss adjustment expenses
Current accident year before catastrophes	2,015	2,051	1,952	1,891	1,849	1,862	1,750	1,725	7,909	7,186
Current accident year catastrophes	(12)	39	114	280	67	155	155	109	421	486
Prior accident year development [1]	(152)	(60)	(146)	(83)	(58)	(36)	(81)	(56)	(441)	(231)
Total losses and loss adjustment expenses	1,851	2,030	1,920	2,088	1,858	1,981	1,824	1,778	7,889	7,441
Amortization of DAC	565	559	546	531	516	512	489	476	2,201	1,993
Insurance operating costs	581	546	507	512	505	497	484	487	2,146	1,973
Amortization of other intangible assets	8	7	7	7	8	7	7	7	29	29
Dividends to policyholders	11	12	11	10	10	10	9	10	44	39
Underwriting gain	591	397	444	187	416	253	319	301	1,619	1,289
Net investment income	562	519	449	437	479	442	402	391	1,967	1,714
Net realized gains (losses)	(21)	(26)	(20)	(24)	(3)	(32)	(50)	12	(91)	(73)
Other income (expense) [2]	(1)	—	(1)	(1)	(1)	(1)	(1)	(2)	(3)	(5)
Income before income taxes	1,131	890	872	599	891	662	670	702	3,492	2,925
Income tax expense	234	180	176	122	183	134	130	129	712	576
Net income	897	710	696	477	708	528	540	573	2,780	2,349
Adjustments to reconcile net income to core earnings:
Net realized losses (gains), excluded from core earnings, before tax	21	23	23	22	2	31	50	(13)	89	70
Integration and other non-recurring M&A costs, before tax [2]	1	2	2	2	2	2	2	2	7	8
Change in deferred gain on retroactive reinsurance, before tax [1]	—	(8)	(24)	(32)	(58)	(26)	(37)	(24)	(64)	(145)
Income tax expense (benefit) [3]	(4)	(4)	—	2	11	(1)	(4)	8	(6)	14
Core earnings	$915	$723	$697	$471	$665	$534	$551	$546	$2,806	$2,296
[1]Refer to [3] on page 2 for information about the change in deferred gain on retroactive reinsurance on the Navigators ADC.
[2]Includes Navigators Group integration costs.
[3]Primarily represents federal income tax expense (benefit) related to before tax items not included in core earnings.

The Hartford Insurance Group, Inc.
Business Insurance
Income Statements (Continued)

Prior accident year development included the following unfavorable (favorable) reserve development:

	Three Months Ended								Year Ended
	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024	Dec 31 2025	Dec 31 2024
Workers’ compensation	$(67)	$(62)	$(61)	$(65)	$(70)	$(69)	$(52)	$(67)	$(255)	$(258)
Workers' compensation discount accretion	11	11	11	12	10	11	11	12	45	44
General liability	—	—	—	—	130	32	32	17	—	211
Marine	—	—	—	—	—	—	(8)	7	—	(1)
Package business	—	—	—	—	—	(5)	(1)	—	—	(6)
Commercial property	(14)	(5)	(20)	(3)	—	(2)	(2)	(3)	(42)	(7)
Professional liability	(6)	—	(11)	—	(20)	—	(2)	(5)	(17)	(27)
Bond	(49)	—	(22)	—	(34)	—	(22)	—	(71)	(56)
Assumed reinsurance	—	—	—	—	—	—	15	9	—	24
Automobile liability	12	—	—	—	21	16	10	—	12	47
Catastrophes	(35)	—	(28)	—	(34)	—	(33)	—	(63)	(67)
Uncollectible reinsurance	—	—	—	—	—	—	—	(7)	—	(7)
Other reserve re-estimates, net	(4)	4	9	5	(3)	7	8	5	14	17
Prior accident year development before change in deferred gain	(152)	(52)	(122)	(51)	—	(10)	(44)	(32)	(377)	(86)
Change in deferred gain on retroactive reinsurance included in other liabilities [1]	—	(8)	(24)	(32)	(58)	(26)	(37)	(24)	(64)	(145)
Total prior accident year development	$(152)	$(60)	$(146)	$(83)	$(58)	$(36)	$(81)	$(56)	$(441)	$(231)
[1]Includes amortization of the deferred gain on retroactive reinsurance related to the Navigators ADC.

The Hartford Insurance Group, Inc.
Business Insurance
Underwriting Ratios

	Three Months Ended								Year Ended
	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024	Dec 31 2025	Dec 31 2024
Underwriting Gain	$591	$397	$444	$187	$416	$253	$319	$301	$1,619	$1,289
Underwriting Ratios
Loss and loss adjustment expense ratio	51.5	57.3	56.1	62.8	56.3	61.0	58.4	58.3	56.8	58.5
Expense ratio [1]	31.8	31.1	30.6	31.3	30.8	30.9	31.1	31.5	31.2	31.1
Policyholder dividend ratio	0.3	0.3	0.3	0.3	0.3	0.3	0.3	0.3	0.3	0.3
Combined ratio	83.6	88.8	87.0	94.4	87.4	92.2	89.8	90.1	88.3	89.9
Current accident year catastrophes and prior accident year development	4.5	0.6	1.0	(5.9)	(0.2)	(3.7)	(2.4)	(1.8)	0.2	(2.0)
Underlying combined ratio	88.1	89.4	88.0	88.4	87.1	88.6	87.4	88.4	88.5	87.9

Loss and loss adjustment expense ratio
Underlying loss and loss adjustment expense ratio	56.1	57.9	57.0	56.9	56.0	57.3	56.1	56.6	57.0	56.5
Current accident year catastrophes	(0.3)	1.1	3.3	8.4	2.0	4.8	5.0	3.6	3.0	3.8
Prior accident year development	(4.2)	(1.7)	(4.3)	(2.5)	(1.8)	(1.1)	(2.6)	(1.8)	(3.2)	(1.8)
Total loss and loss adjustment expense ratio	51.5	57.3	56.1	62.8	56.3	61.0	58.4	58.3	56.8	58.5

Combined Ratios by Line of Business
Small Business
Combined ratio	80.8	87.9	89.7	93.3	83.8	91.6	88.7	89.0	87.8	88.2
Adjustments to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes	0.2	(1.3)	(5.1)	(8.0)	(1.2)	(6.4)	(6.1)	(3.8)	(3.5)	(4.3)
Prior accident year development	6.4	3.2	4.5	4.1	4.1	4.1	4.2	4.3	4.5	4.2
Underlying combined ratio	87.3	89.8	89.0	89.4	86.7	89.3	86.8	89.6	88.9	88.1
Middle & Large Business
Combined ratio	91.1	90.8	86.6	99.8	93.9	97.0	95.9	94.0	92.0	95.2
Adjustments to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes	(0.7)	—	(1.1)	(8.9)	(0.5)	(3.5)	(4.8)	(3.6)	(2.6)	(3.1)
Prior accident year development	(1.0)	0.6	3.6	(0.3)	(3.3)	(3.3)	(1.4)	(1.2)	0.7	(2.3)
Underlying combined ratio	89.4	91.4	89.1	90.6	90.2	90.2	89.6	89.2	90.1	89.8
Global Specialty
Combined ratio	78.1	86.9	85.9	89.3	84.7	87.4	83.4	87.8	85.0	85.8
Adjustments to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes	2.0	(2.2)	(3.2)	(8.7)	(5.4)	(3.8)	(3.5)	(3.3)	(3.0)	(4.0)
Prior accident year development	7.5	1.1	2.1	3.4	4.3	1.7	5.3	0.7	3.6	3.0
Underlying combined ratio	87.6	85.8	84.8	84.0	83.6	85.3	85.2	85.3	85.6	84.8
[1]Integration and transaction costs related to the acquisition of Navigators Group are not included in the expense ratio.

The Hartford Insurance Group, Inc.
Business Insurance
Supplemental Data

	Three Months Ended								Year Ended
	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024	Dec 31 2025	Dec 31 2024
Written Premiums
Small Business	$1,444	$1,490	$1,503	$1,553	$1,330	$1,347	$1,373	$1,425	$5,990	$5,475
Middle & Large Business	1,116	1,231	1,197	1,111	1,059	1,117	1,140	1,016	4,655	4,332
Middle Market	936	1,054	1,039	931	900	962	993	872	3,960	3,727
National Accounts and Other	180	177	158	180	159	155	147	144	695	605
Global Specialty [1]	805	836	1,100	1,006	769	797	1,013	907	3,747	3,486
U.S.	541	551	619	559	533	544	595	505	2,270	2,177
International	134	114	142	113	123	102	125	106	503	456
Global Re	130	171	339	334	113	151	293	296	974	853
Other	16	16	16	16	16	14	14	14	64	58
Total	$3,381	$3,573	$3,816	$3,686	$3,174	$3,275	$3,540	$3,362	$14,456	$13,351
Earned Premiums
Small Business	$1,497	$1,465	$1,418	$1,360	$1,355	$1,323	$1,284	$1,248	$5,740	$5,210
Middle & Large Business	1,164	1,144	1,100	1,075	1,069	1,065	1,021	996	4,483	4,151
Middle Market	992	976	942	924	918	921	879	864	3,834	3,582
National Accounts and Other	172	168	158	151	151	144	142	132	649	569
Global Specialty [1]	918	915	890	873	865	847	802	789	3,596	3,303
U.S.	574	568	549	540	547	540	514	503	2,231	2,104
International	121	122	119	113	115	113	108	105	475	441
Global Re	223	225	222	220	203	194	180	181	890	758
Other	16	16	16	16	14	14	14	15	64	57
Total	$3,595	$3,540	$3,424	$3,324	$3,303	$3,249	$3,121	$3,048	$13,883	$12,721

Business Insurance Statistical Premium Information
Small Business
Net New Business Premium	$295	$308	$305	$298	$264	$278	$291	$268	$1,206	$1,101
Renewal Written Price Increases	4.3%	5.4%	6.0%	6.5%	7.5%	6.5%	6.4%	5.6%	5.5%	6.5%
Policy Count Retention	84%	84%	83%	84%	84%	84%	84%	85%	84%	84%
Policies In-Force (in thousands)	1,657	1,640	1,615	1,591	1,570	1,558	1,537	1,512
Middle Market [2]
Net New Business Premium	$176	$211	$190	$188	$180	$176	$187	$174	$765	$717
Renewal Written Price Increases	4.5%	5.9%	7.1%	7.3%	6.5%	6.7%	6.8%	7.2%	6.2%	6.8%
Premium Retention	83%	84%	82%	81%	84%	85%	83%	84%	83%	84%
Global Specialty
Gross New Business Premium [3]	$249	$238	$278	$225	$224	$233	$264	$223	$990	$944
Renewal Written Price Increases [4]	3.9%	3.9%	5.1%	5.8%	5.8%	5.5%	6.3%	6.2%	4.7%	6.0%
[1]U.S. business includes a small amount of business issued by U.S. insurance entities to U.S. policyholders with international-based exposures. International represents Navigators Group business written in either Lloyd's market or other international markets, which includes U.S.-based exposures.
[2]Except for net new business premium, metrics for Middle Market exclude loss sensitive and programs businesses.
[3]Excludes Global Re and is before ceded reinsurance.
[4]Excludes Global Re, offshore energy policies, credit and political risk insurance policies, political violence and terrorism policies, and any business under which the managing agent of our Lloyd's Syndicate 1221 delegates underwriting authority to coverholders and other third parties.

The Hartford Insurance Group, Inc.
Personal Insurance
Income Statements

	Three Months Ended								Year Ended
	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024	Dec 31 2025	Dec 31 2024
Written premiums	$850	$987	$980	$913	$871	$970	$913	$844	$3,730	$3,598
Change in unearned premium reserve	(95)	37	49	14	(35)	85	64	31	5	145
Earned premiums	945	950	931	899	906	885	849	813	3,725	3,453
Fee income	8	8	8	8	9	8	8	8	32	33
Losses and loss adjustment expenses
Current accident year before catastrophes	549	610	585	563	577	602	597	575	2,307	2,351
Current accident year catastrophes	11	31	98	187	13	92	125	52	327	282
Prior accident year development	(56)	(43)	(41)	(39)	(53)	(14)	(34)	(7)	(179)	(108)
Total losses and loss adjustment expenses	504	598	642	711	537	680	688	620	2,455	2,525
Amortization of DAC	72	72	70	68	67	65	63	60	282	255
Insurance operating costs	184	180	172	182	182	169	169	153	718	673
Amortization of other intangible assets	—	1	—	1	—	1	—	1	2	2
Underwriting gain (loss)	193	107	55	(55)	129	(22)	(63)	(13)	300	31
Net investment income	74	67	58	57	64	58	50	50	256	222
Net realized gains (losses)	(3)	(4)	(4)	(2)	(5)	(2)	(8)	1	(13)	(14)
Net servicing and other income (expense)	3	4	5	5	3	5	6	4	17	18
Income (loss) before income taxes	267	174	114	5	191	39	(15)	42	560	257
Income tax expense (benefit)	55	35	23	—	37	8	(4)	8	113	49
Net income (loss)	212	139	91	5	154	31	(11)	34	447	208
Adjustments to reconcile net income (loss) to core earnings (loss):
Net realized losses (gains), excluded from core earnings, before tax	2	5	3	2	3	2	9	(2)	12	12
Income tax expense (benefit) [1]	—	(1)	—	(1)	(2)	—	(2)	1	(2)	(3)
Core earnings (loss)	$214	$143	$94	$6	$155	$33	$(4)	$33	$457	$217
[1]Represents federal income tax expense (benefit) related to before tax items not included in core earnings.

The Hartford Insurance Group, Inc.
Personal Insurance
Income Statements (Continued)

Prior accident year development included the following unfavorable (favorable) reserve development:

	Three Months Ended								Year Ended
	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024	Dec 31 2025	Dec 31 2024
Automobile liability	$(32)	$(33)	$(10)	$(12)	$(17)	$—	$(13)	$—	$(87)	$(30)
Homeowners	(7)	(5)	(13)	(18)	(13)	(5)	(10)	—	(43)	(28)
Catastrophes	(10)	—	(11)	—	(15)	—	(5)	—	(21)	(20)
Uncollectible reinsurance	—	—	—	—	—	—	—	—	—	—
Other reserve re-estimates, net [1]	(7)	(5)	(7)	(9)	(8)	(9)	(6)	(7)	(28)	(30)
Total prior accident year development	$(56)	$(43)	$(41)	$(39)	$(53)	$(14)	$(34)	$(7)	$(179)	$(108)
[1]Other reserve re-estimates, net includes a favorable change in automobile physical damage reserves of $(8) and $(34) for the three and twelve months ended December 31, 2025 and $(8) and $(32) for the three and twelve months ended December 31, 2024, respectively.

The Hartford Insurance Group, Inc.
Personal Insurance
Underwriting Ratios

	Three Months Ended								Year Ended
	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024	Dec 31 2025	Dec 31 2024
Underwriting Gain (Loss)	$193	$107	$55	$(55)	$129	$(22)	$(63)	$(13)	$300	$31
Underwriting Ratios
Loss and loss adjustment expense ratio	53.3	62.9	69.0	79.1	59.3	76.8	81.0	76.3	65.9	73.1
Expense ratio	26.2	25.8	25.1	27.0	26.5	25.6	26.4	25.3	26.0	26.0
Combined ratio	79.6	88.7	94.1	106.1	85.8	102.5	107.4	101.6	91.9	99.1
Current accident year catastrophes and prior accident year development	4.7	1.2	(6.1)	(16.5)	4.4	(8.8)	(10.7)	(5.5)	(4.0)	(5.1)
Underlying combined ratio	84.3	90.0	88.0	89.7	90.2	93.7	96.7	96.1	88.0	94.1

Loss and loss adjustment expense ratio
Underlying loss and loss adjustment expense ratio	58.1	64.2	62.8	62.6	63.7	68.0	70.3	70.7	61.9	68.1
Current accident year catastrophes	1.2	3.3	10.5	20.8	1.4	10.4	14.7	6.4	8.8	8.2
Prior accident year development	(5.9)	(4.5)	(4.4)	(4.3)	(5.8)	(1.6)	(4.0)	(0.9)	(4.8)	(3.1)
Total loss and loss adjustment expense ratio	53.3	62.9	69.0	79.1	59.3	76.8	81.0	76.3	65.9	73.1
Combined Ratios by Product
Automobile
Combined ratio	92.7	92.5	94.0	93.5	98.3	105.7	105.4	103.9	93.2	103.3
Adjustment to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes	(0.3)	(0.6)	(1.8)	(1.2)	—	(5.8)	(3.6)	(1.0)	(1.0)	(2.6)
Prior accident year development	6.5	6.0	3.0	3.8	4.7	1.6	3.1	1.6	4.8	2.8
Underlying combined ratio	98.9	97.9	95.2	96.1	103.0	101.5	104.9	104.4	97.0	103.4
Homeowners
Combined ratio	53.7	81.2	94.4	133.2	57.8	94.7	114.5	96.2	89.2	90.1
Adjustment to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes	(3.0)	(8.3)	(28.8)	(63.7)	(4.8)	(21.0)	(40.4)	(18.7)	(24.8)	(20.9)
Prior accident year development	4.8	1.6	7.1	5.6	8.6	1.7	3.7	(0.5)	4.7	3.5
Underlying combined ratio	55.5	74.4	72.7	75.1	61.7	75.4	77.8	77.0	69.2	72.7

The Hartford Insurance Group, Inc.
Personal Insurance
Supplemental Data

	Three Months Ended								Year Ended
	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024	Dec 31 2025	Dec 31 2024
Distribution
Written Premiums
Direct	$672	$798	$796	$758	$716	$815	$780	$728	$3,024	$3,039
Agency	178	189	184	155	155	155	133	116	706	559
Total	$850	$987	$980	$913	$871	$970	$913	$844	$3,730	$3,598
Earned Premiums
Direct	$768	$781	$776	$757	$769	$761	$735	$706	$3,082	$2,971
Agency	177	169	155	142	137	124	114	107	643	482
Total	$945	$950	$931	$899	$906	$885	$849	$813	$3,725	$3,453
Product Line
Written Premiums
Automobile	$551	$633	$633	$627	$590	$649	$617	$600	$2,444	$2,456
Homeowners	299	354	347	286	281	321	296	244	1,286	1,142
Total	$850	$987	$980	$913	$871	$970	$913	$844	$3,730	$3,598
Earned Premiums
Automobile	$625	$634	$628	$618	$627	$616	$592	$566	$2,505	$2,401
Homeowners	320	316	303	281	279	269	257	247	1,220	1,052
Total	$945	$950	$931	$899	$906	$885	$849	$813	$3,725	$3,453

The Hartford Insurance Group, Inc.
Personal Insurance
Supplemental Data (Continued)

	Three Months Ended								Year Ended
	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024	Dec 31 2025	Dec 31 2024
Statistical Premium Information (Year Over Year)
Net New Business Premium
Automobile	$52	$71	$81	$81	$77	$83	$82	$72	$285	$314
Homeowners	$45	$59	$69	$62	$59	$60	$47	$34	$235	$200
Renewal Written Price Increases
Automobile	10.4%	11.3%	13.9%	15.7%	19.0%	20.7%	23.4%	25.5%	12.8%	22.1%
Homeowners	11.9%	12.6%	12.6%	12.3%	13.8%	15.1%	14.9%	15.2%	12.3%	14.7%
Effective Policy Count Retention
Automobile	80%	80%	79%	79%	79%	79%	79%	79%	79%	79%
Homeowners	82%	82%	83%	83%	83%	83%	84%	83%	82%	83%
Policies In-Force (in thousands)
Automobile	1,054	1,091	1,121	1,146	1,171	1,193	1,214	1,233
Homeowners	716	723	724	719	712	707	702	701

The Hartford Insurance Group, Inc.
P&C Other Operations
Income Statements

	Three Months Ended								Year Ended
	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024	Dec 31 2025	Dec 31 2024
Losses and loss adjustment expenses
Prior accident year development [1] [2]	$196	$—	$—	$—	$212	$—	$—	$7	$196	$219
Total losses and loss adjustment expenses	196	—	—	—	212	—	—	7	196	219
Insurance operating costs	2	2	2	2	2	3	2	2	8	9
Underwriting loss	(198)	(2)	(2)	(2)	(214)	(3)	(2)	(9)	(204)	(228)
Net investment income	20	19	19	18	19	18	19	18	76	74
Net realized losses	(1)	—	(2)	—	(1)	—	(3)	—	(3)	(4)
Other expense	—	(1)	—	—	—	(4)	—	—	(1)	(4)
Income (loss) before income taxes	(179)	16	15	16	(196)	11	14	9	(132)	(162)
Income tax expense (benefit)	(38)	4	2	3	(40)	1	3	1	(29)	(35)
Net income (loss)	(141)	12	13	13	(156)	10	11	8	(103)	(127)
Adjustments to reconcile net income (loss) to core earnings (loss):
Net realized losses excluded from core earnings, before tax	1	—	2	—	1	—	3	—	3	4
Change in deferred gain on retroactive reinsurance, before tax	—	—	—	—	62	—	—	—	—	62
Income tax expense (benefit) [3]	—	2	(1)	—	(13)	—	—	(1)	1	(14)
Core earnings (loss)	$(140)	$14	$14	$13	$(106)	$10	$14	$7	$(99)	$(75)
[1]Refer to [1] on page 9 for discussion related to prior year development on A&E reserves and the related deferred gain on retroactive reinsurance.
[2]Refer to [2] on page 9 for a discussion of an increase in ULAE reserves for the three months ended December 31, 2025 and 2024.
[3]Represents federal income tax expense (benefit) related to before tax items not included in core earnings (loss).

The Hartford Insurance Group, Inc.
Employee Benefits
Income Statements

	Three Months Ended								Year Ended
	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024	Dec 31 2025	Dec 31 2024
Earned premiums	$1,601	$1,603	$1,606	$1,612	$1,600	$1,600	$1,608	$1,585	$6,422	$6,393
Fee income	55	55	57	56	56	55	57	54	223	222
Net investment income	153	136	118	126	130	119	112	114	533	475
Net realized gains (losses)	(10)	(8)	(16)	(4)	(16)	—	(9)	1	(38)	(24)
Total revenues	1,799	1,786	1,765	1,790	1,770	1,774	1,768	1,754	7,140	7,066
Benefits, losses and loss adjustment expenses	1,180	1,163	1,150	1,199	1,169	1,161	1,147	1,204	4,692	4,681
Amortization of DAC	8	8	9	8	8	8	9	9	33	34
Insurance operating costs and other expenses	437	425	407	406	424	401	387	397	1,675	1,609
Amortization of other intangible assets	10	10	10	10	10	10	10	10	40	40
Total benefits, losses and expenses	1,635	1,606	1,576	1,623	1,611	1,580	1,553	1,620	6,440	6,364
Income before income taxes	164	180	189	167	159	194	215	134	700	702
Income tax expense	34	36	39	34	33	38	44	26	143	141
Net income	130	144	150	133	126	156	171	108	557	561
Adjustments to reconcile net income to core earnings:
Net realized losses (gains), excluded from core earnings, before tax	9	8	15	4	15	(1)	9	(1)	36	22
Income tax benefit [1]	(1)	(3)	(2)	(1)	(2)	(1)	(2)	—	(7)	(5)
Core earnings	$138	$149	$163	$136	$139	$154	$178	$107	$586	$578
Margin
Net income margin	7.2%	8.1%	8.5%	7.4%	7.1%	8.8%	9.7%	6.2%	7.8%	7.9%
Core earnings margin*	7.6%	8.3%	9.2%	7.6%	7.8%	8.7%	10.0%	6.1%	8.2%	8.2%
ROE
Net income available to common stockholders [2]	15.0%	14.7%	16.1%	16.6%	15.5%	17.7%	18.0%	16.1%
Adjustments to reconcile net income available to common stockholders to core earnings:
Net realized losses (gains), excluded from core earnings, before tax	1.0%	1.2%	1.0%	0.8%	0.7%	0.2%	1.1%	1.3%
Integration and other non-recurring M&A costs, before tax [3]	—%	—%	—%	—%	—%	—%	0.1%	0.1%
Income tax benefit [1]	(0.2%)	(0.2%)	(0.2%)	(0.2%)	(0.1%)	(0.1%)	(0.3%)	(0.3%)
Impact of AOCI, excluded from core earnings ROE	(1.2%)	(0.9%)	(1.6%)	(1.7%)	(1.7%)	(2.2%)	(2.5%)	(2.1%)
Core earnings [2]	14.6%	14.8%	15.3%	15.5%	14.4%	15.6%	16.4%	15.1%
[1]Represents federal income tax benefit related to before tax items not included in core earnings.
[2]Net income ROE and core earnings ROE are calculated by allocating a portion of debt, interest expense, preferred stock and preferred stock dividends accounted for within Corporate to Employee Benefits.
[3]Includes integration costs in connection with the 2017 acquisition of Aetna's group life and disability business.

The Hartford Insurance Group, Inc.
Employee Benefits
Supplemental Data

	Three Months Ended								Year Ended
	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024	Dec 31 2025	Dec 31 2024
Premiums
Fully insured ongoing premiums
Group disability	$840	$835	$838	$844	$845	$835	$837	$836	$3,357	$3,353
Group life	640	648	644	650	651	658	663	645	2,582	2,617
Other [1]	121	120	120	118	104	107	107	104	479	422
Total fully insured ongoing premiums	1,601	1,603	1,602	1,612	1,600	1,600	1,607	1,585	6,418	6,392
Total buyouts [2]	—	—	4	—	—	—	1	—	4	1
Total premiums	$1,601	$1,603	$1,606	$1,612	$1,600	$1,600	$1,608	$1,585	$6,422	$6,393
Sales (Gross Annualized New Premiums)
Fully insured ongoing sales
Group disability	$31	$53	$48	$162	$37	$53	$37	$247	$294	$374
Group life	19	33	44	163	23	32	51	154	259	260
Other [1]	9	19	15	56	8	20	13	43	99	84
Total fully insured ongoing sales	59	105	107	381	68	105	101	444	652	718
Total buyouts [2]	—	—	4	—	—	—	1	—	4	1
Total sales	$59	$105	$111	$381	$68	$105	$102	$444	$656	$719
Ratios, Excluding Buyouts
Group disability loss ratio	70.5%	70.6%	68.5%	69.0%	66.9%	67.9%	67.1%	70.1%	69.6%	68.0%
Group life loss ratio	76.9%	74.2%	74.3%	79.9%	79.9%	77.5%	74.9%	82.6%	76.3%	78.7%
Total loss ratio	71.3%	70.1%	69.1%	71.9%	70.6%	70.2%	68.9%	73.5%	70.6%	70.8%
Expense ratio	27.5%	26.7%	25.7%	25.4%	26.7%	25.3%	24.4%	25.4%	26.3%	25.4%
[1]Includes other group coverages such as retiree health insurance, critical illness, accident and hospital indemnity coverages.
[2]Takeover of open claim liabilities and other non-recurring premium amounts.

The Hartford Insurance Group, Inc.
Hartford Funds
Income Statements

	Three Months Ended								Year Ended
	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024	Dec 31 2025	Dec 31 2024
Investment management fees	$225	$216	$198	$202	$208	$202	$195	$191	$841	$796
Shareowner servicing fees	23	24	22	23	23	23	21	21	92	88
Other revenue	43	41	42	39	44	43	42	42	165	171
Net realized gains (losses)	1	5	9	—	(3)	7	3	5	15	12
Total revenues	292	286	271	264	272	275	261	259	1,113	1,067
Sub-advisory expense	83	79	72	73	76	73	71	69	307	289
Employee compensation and benefits	32	33	31	39	33	31	32	35	135	131
Distribution and service	76	75	70	73	77	75	74	73	294	299
General, administrative and other	27	27	30	24	24	29	26	26	108	105
Total expenses	218	214	203	209	210	208	203	203	844	824
Income before income taxes	74	72	68	55	62	67	58	56	269	243
Income tax expense	15	15	14	12	13	13	14	11	56	51
Net income	59	57	54	43	49	54	44	45	213	192
Adjustments to reconcile net income to core earnings:
Net realized losses (gains), excluded from core earnings, before tax	(1)	(5)	(9)	—	3	(7)	(3)	(5)	(15)	(12)
Income tax expense (benefit) [1]	—	1	1	1	(1)	—	2	1	3	2
Core earnings	$58	$53	$46	$44	$51	$47	$43	$41	$201	$182
Daily average Hartford Funds AUM	$153,441	$148,269	$138,195	$141,834	$142,230	$137,888	$134,064	$131,648	$145,474	$136,477
Return on assets (bps, net of tax) [2]
Net income	15.4	15.4	15.6	12.1	13.8	15.7	13.1	13.7	14.6	14.1
Core earnings*	15.1	14.3	13.3	12.4	14.3	13.6	12.8	12.5	13.8	13.3
ROE
Net income available to common stockholders [3]	43.2%	41.8%	42.9%	42.2%	43.4%	44.1%	42.2%	43.6%
Adjustments to reconcile net income available to common stockholders to core earnings:
Net realized losses (gains), excluded from core earnings, before tax	(3.1%)	(2.3%)	(2.9%)	(1.6%)	(2.8%)	(5.5%)	(2.9%)	(2.5%)
Income tax expense (benefit) [1]	0.6%	0.4%	0.2%	0.5%	0.5%	0.7%	0.7%	0.3%
Impact of AOCI, excluded from core earnings ROE	(1.0%)	(0.8%)	(1.1%)	(1.3%)	(1.4%)	(1.5%)	(1.6%)	(1.7%)
Core earnings [3]	39.7%	39.1%	39.1%	39.8%	39.7%	37.8%	38.4%	39.7%
[1]Represents federal income tax expense (benefit) related to before tax items not included in core earnings.
[2]Represents annualized earnings divided by daily average assets under management ("AUM"), as measured in basis points ("bps") which represents one hundredth of one percent.
[3]Net income ROE and core earnings ROE are calculated by allocating a portion of debt, interest expense, preferred stock and preferred stock dividends accounted for within Corporate to Hartford Funds.

The Hartford Insurance Group, Inc.
Hartford Funds
Asset Value Rollforward
Assets Under Management By Asset Class

	Three Months Ended								Year Ended
	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024	Dec 31 2025	Dec 31 2024
Equity Funds
Beginning balance	$94,454	$89,072	$82,792	$84,000	$87,271	$83,212	$83,337	$79,352	$84,000	$79,352
Sales	4,560	4,644	3,946	5,295	3,682	3,364	3,612	3,428	18,445	14,086
Redemptions	(5,738)	(4,792)	(5,167)	(6,434)	(4,787)	(4,298)	(4,831)	(5,488)	(22,131)	(19,404)
Net flows	(1,178)	(148)	(1,221)	(1,139)	(1,105)	(934)	(1,219)	(2,060)	(3,686)	(5,318)
Change in market value and other	2,189	5,530	7,501	(69)	(2,166)	4,993	1,094	6,045	15,151	9,966
Ending balance	$95,465	$94,454	$89,072	$82,792	$84,000	$87,271	$83,212	$83,337	$95,465	$84,000
Fixed Income Funds
Beginning balance	$22,843	$21,827	$21,398	$21,059	$19,347	$17,825	$17,201	$16,773	$21,059	$16,773
Sales	2,129	2,129	2,124	1,978	3,229	1,905	1,569	1,822	8,360	8,525
Redemptions	(1,522)	(1,609)	(2,066)	(1,970)	(1,290)	(1,150)	(1,080)	(1,497)	(7,167)	(5,017)
Net flows	607	520	58	8	1,939	755	489	325	1,193	3,508
Change in market value and other	209	496	371	331	(227)	767	135	103	1,407	778
Ending balance	$23,659	$22,843	$21,827	$21,398	$21,059	$19,347	$17,825	$17,201	$23,659	$21,059
Multi-Strategy Investments Funds [1]
Beginning balance	$18,632	$18,544	$18,321	$18,512	$19,425	$18,807	$19,268	$19,292	$18,512	$19,292
Sales	397	325	350	458	455	400	472	387	1,530	1,714
Redemptions	(873)	(821)	(731)	(905)	(834)	(902)	(930)	(954)	(3,330)	(3,620)
Net flows	(476)	(496)	(381)	(447)	(379)	(502)	(458)	(567)	(1,800)	(1,906)
Change in market value and other	268	584	604	256	(534)	1,120	(3)	543	1,712	1,126
Ending balance	$18,424	$18,632	$18,544	$18,321	$18,512	$19,425	$18,807	$19,268	$18,424	$18,512
Exchange-Traded Funds ("ETF") AUM
Beginning balance	$5,068	$4,847	$4,708	$4,483	$4,323	$3,842	$3,753	$3,899	$4,483	$3,899
Net flows	305	99	29	146	341	256	103	(209)	579	491
Change in market value and other	48	122	110	79	(181)	225	(14)	63	359	93
Ending balance	$5,421	$5,068	$4,847	$4,708	$4,483	$4,323	$3,842	$3,753	$5,421	$4,483
Mutual Fund and ETF AUM
Beginning balance	$140,997	$134,290	$127,219	$128,054	$130,366	$123,686	$123,559	$119,316	$128,054	$119,316
Sales - mutual fund	7,086	7,098	6,420	7,731	7,366	5,669	5,653	5,637	28,335	24,325
Redemptions - mutual fund	(8,133)	(7,222)	(7,964)	(9,309)	(6,911)	(6,350)	(6,841)	(7,939)	(32,628)	(28,041)
Net flows - ETF	305	99	29	146	341	256	103	(209)	579	491
Net flows - mutual fund and ETF	(742)	(25)	(1,515)	(1,432)	796	(425)	(1,085)	(2,511)	(3,714)	(3,225)
Change in market value and other	2,714	6,732	8,586	597	(3,108)	7,105	1,212	6,754	18,629	11,963
Ending balance	142,969	140,997	134,290	127,219	128,054	130,366	123,686	123,559	142,969	128,054
Third-party life and annuity separate account AUM	11,260	11,341	11,226	10,879	11,544	12,073	11,832	12,083	11,260	11,544
Hartford Funds AUM	$154,229	$152,338	$145,516	$138,098	$139,598	$142,439	$135,518	$135,642	$154,229	$139,598
[1]Includes balanced, allocation, and alternative investment products.

The Hartford Insurance Group, Inc.
Corporate
Income Statements

	Three Months Ended								Year Ended
	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024	Dec 31 2025	Dec 31 2024
Fee income [1]	$9	$10	$10	$11	$10	$10	$10	$10	$40	$40
Other revenue	7	6	5	1	—	1	1	—	19	2
Net investment income	16	14	14	14	16	17	14	16	58	63
Net realized gains (losses)	5	21	23	(19)	11	14	8	9	30	42
Total revenues	37	51	52	7	37	42	33	35	147	147
Benefits, losses and loss adjustment expenses [2]	2	2	—	2	3	1	2	2	6	8
Insurance operating costs and other expenses [1]	30	13	14	14	17	12	11	14	71	54
Interest expense	49	50	50	50	50	49	50	50	199	199
Restructuring and other costs	—	—	—	—	—	1	—	1	—	2
Total expenses	81	65	64	66	70	63	63	67	276	263
Loss before income taxes	(44)	(14)	(12)	(59)	(33)	(21)	(30)	(32)	(129)	(116)
Income tax benefit	(18)	(32)	(3)	(18)	(5)	(9)	(13)	(17)	(71)	(44)
Net income (loss)	(26)	18	(9)	(41)	(28)	(12)	(17)	(15)	(58)	(72)
Preferred stock dividends	5	6	5	5	5	6	5	5	21	21
Net income (loss) available to common stockholders	(31)	12	(14)	(46)	(33)	(18)	(22)	(20)	(79)	(93)
Adjustments to reconcile net income (loss) available to common stockholders to core loss:
Net realized losses (gains), excluded from core earnings, before tax	(3)	(21)	(24)	19	(8)	(13)	(10)	(9)	(29)	(40)
Restructuring and other costs, before tax	—	—	—	—	—	1	—	1	—	2
Income tax expense (benefit) [3]	(3)	4	5	(4)	2	4	—	3	2	9
Core loss	$(37)	$(5)	$(33)	$(31)	$(39)	$(26)	$(32)	$(25)	$(106)	$(122)
[1]Includes investment management fees and expenses related to managing third-party assets.
[2]Includes benefits, losses and loss adjustment expenses for run-off structured settlement and terminal funding agreement liabilities.
[3]Represents federal income tax expense (benefit) related to before tax items not included in core earnings.

The Hartford Insurance Group, Inc.
Investment Income Before Tax
Consolidated

	Three Months Ended								Year Ended
	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024	Dec 31 2025	Dec 31 2024
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$579	$574	$553	$538	$533	$533	$496	$483	$2,244	$2,045
Tax-exempt	27	29	31	36	38	37	41	43	123	159
Total fixed maturities	606	603	584	574	571	570	537	526	2,367	2,204
Equity securities	8	4	5	4	15	5	6	9	21	35
Mortgage loans	78	76	72	70	70	68	65	63	296	266
Limited partnerships and other alternative investments [2]	160	91	13	39	79	37	16	16	303	148
Other [3]	5	8	13	(3)	6	1	1	6	23	14
Subtotal	857	782	687	684	741	681	625	620	3,010	2,667
Investment expense	(25)	(23)	(23)	(28)	(27)	(22)	(23)	(27)	(99)	(99)
Total net investment income	$832	$759	$664	$656	$714	$659	$602	$593	$2,911	$2,568
Annualized investment yield, before tax [4]	5.2%	4.8%	4.3%	4.3%	4.7%	4.4%	4.1%	4.1%	4.7%	4.3%
Annualized limited partnerships and other alternative investment yield, before tax [4]	11.4%	6.7%	1.0%	3.1%	6.4%	3.0%	1.3%	1.3%	5.8%	3.0%
Annualized investment yield, before tax, excluding limited partnership and other alternative investments [4]*	4.6%	4.6%	4.6%	4.4%	4.6%	4.5%	4.4%	4.3%	4.5%	4.4%
Annualized investment yield, net of tax [4]	4.1%	3.9%	3.5%	3.4%	3.8%	3.5%	3.3%	3.3%	3.7%	3.5%
Annualized investment yield, net of tax, excluding limited partnership and other alternative investments [4]*	3.7%	3.7%	3.7%	3.5%	3.7%	3.6%	3.5%	3.5%	3.6%	3.6%
Average reinvestment rate [5]	5.4%	5.7%	5.9%	5.6%	5.7%	5.5%	6.4%	6.1%	5.6%	5.9%
Average sales/maturities yield [6]	5.3%	5.2%	4.6%	4.9%	5.4%	4.4%	4.9%	5.0%	5.0%	5.0%
Portfolio duration (in years) [7]	3.9	3.8	3.9	3.9	3.8	3.9	3.9	4.0	3.9	3.8
[1]Includes income on short-term investments.
[2]Within Property & Casualty, other alternative investments include an insurer-owned life insurance policy, which is primarily invested in private equity funds and fixed income.
[3]Includes changes in fair value of certain equity fund investments and income from derivatives that qualify for hedge accounting and are used to hedge fixed maturities.
[4]Represents annualized net investment income divided by the monthly average invested assets at amortized cost, as applicable, excluding derivatives book value.
[5]Represents the annualized yield on fixed maturities and mortgage loans that were purchased during the respective period. Excludes U.S. Treasury securities and cash equivalents.
[6]Represents the annualized yield on fixed maturities and mortgage loans that were sold, matured, or redeemed, including calls and paydowns, during the respective period. Excludes U.S. Treasury securities and cash equivalents.
[7]Excludes certain short-term investments.

The Hartford Insurance Group, Inc.
Investment Income Before Tax
Property & Casualty

	Three Months Ended								Year Ended
	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024	Dec 31 2025	Dec 31 2024
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$462	$458	$440	$426	$421	$420	$389	$373	$1,786	$1,603
Tax-exempt	21	23	24	27	29	28	29	32	95	118
Total fixed maturities	483	481	464	453	450	448	418	405	1,881	1,721
Equity securities	2	3	1	2	8	3	3	6	8	20
Mortgage loans	59	59	54	53	52	51	49	46	225	198
Limited partnerships and other alternative investments [2]	125	71	11	28	65	31	16	15	235	127
Other [3]	6	9	13	(2)	8	2	2	8	26	20
Subtotal	675	623	543	534	583	535	488	480	2,375	2,086
Investment expense	(19)	(18)	(17)	(22)	(21)	(17)	(17)	(21)	(76)	(76)
Total net investment income	$656	$605	$526	$512	$562	$518	$471	$459	$2,299	$2,010
Annualized investment yield, before tax [4]	5.2%	4.9%	4.4%	4.3%	4.8%	4.5%	4.2%	4.1%	4.7%	4.4%
Annualized limited partnerships and other alternative investment yield, before tax [4]	11.5%	6.8%	1.1%	2.8%	6.7%	3.2%	1.6%	1.6%	5.7%	3.3%
Annualized investment yield, before tax, excluding limited partnership and other alternative investments [4]	4.6%	4.7%	4.7%	4.4%	4.6%	4.6%	4.4%	4.3%	4.6%	4.5%
Annualized investment yield, net of tax [4]	4.2%	3.9%	3.5%	3.4%	3.8%	3.6%	3.4%	3.3%	3.8%	3.5%
Annualized investment yield, net of tax, excluding limited partnership and other alternative investments [4]	3.7%	3.8%	3.7%	3.5%	3.7%	3.7%	3.5%	3.5%	3.7%	3.6%
Average reinvestment rate [5]	5.4%	5.6%	5.8%	5.6%	5.7%	5.5%	6.4%	6.1%	5.6%	5.9%
Average sales/maturities yield [6]	5.3%	5.2%	4.7%	4.9%	5.6%	4.5%	4.9%	4.9%	5.0%	5.1%
Portfolio duration (in years) [7]	3.7	3.7	3.8	3.7	3.7	3.7	3.8	3.8	3.7	3.7
Footnotes [1] through [7] are explained on page 26.

The Hartford Insurance Group, Inc.
Investment Income Before Tax
Employee Benefits

	Three Months Ended								Year Ended
	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024	Dec 31 2025	Dec 31 2024
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$102	$100	$98	$97	$96	$94	$92	$93	$397	$375
Tax-exempt	4	5	6	7	8	7	10	10	22	35
Total fixed maturities	106	105	104	104	104	101	102	103	419	410
Equity securities	—	—	1	1	2	1	1	1	2	5
Mortgage loans	19	17	18	17	18	17	16	17	71	68
Limited partnerships and other alternative investments [2]	35	20	2	11	14	6	—	1	68	21
Other [3]	(1)	(1)	(1)	(1)	(2)	(1)	(1)	(2)	(4)	(6)
Subtotal	159	141	124	132	136	124	118	120	556	498
Investment expense	(6)	(5)	(6)	(6)	(6)	(5)	(6)	(6)	(23)	(23)
Total net investment income	$153	$136	$118	$126	$130	$119	$112	$114	$533	$475
Annualized investment yield, before tax [4]	5.3%	4.8%	4.1%	4.3%	4.5%	4.1%	3.9%	3.9%	4.6%	4.1%
Annualized limited partnerships and other alternative investment yield, before tax [4]	12.4%	7.1%	0.8%	4.1%	5.2%	2.3%	—%	0.4%	6.3%	2.0%
Annualized investment yield, before tax, excluding limited partnership and other alternative investments [4]	4.5%	4.5%	4.4%	4.4%	4.4%	4.3%	4.3%	4.2%	4.4%	4.3%
Annualized investment yield, net of tax [4]	4.2%	3.8%	3.3%	3.5%	3.6%	3.3%	3.1%	3.1%	3.7%	3.3%
Annualized investment yield, net of tax, excluding limited partnership and other alternative investments [4]	3.6%	3.6%	3.5%	3.5%	3.5%	3.4%	3.4%	3.4%	3.5%	3.4%
Average reinvestment rate [5]	5.6%	5.9%	6.1%	5.8%	5.8%	5.9%	6.6%	6.4%	5.9%	6.1%
Average sales/maturities yield [6]	5.0%	5.1%	4.3%	4.7%	4.8%	4.3%	4.8%	5.2%	4.8%	4.8%
Portfolio duration (in years) [7]	5.0	4.9	5.0	5.0	4.9	5.0	4.9	5.1	5.0	4.9
Footnotes [1] through [7] are explained on page 26.

The Hartford Insurance Group, Inc.
Net Investment Income
Consolidated

	Three Months Ended								Year Ended
Net Investment Income by Segment	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024	Dec 31 2025	Dec 31 2024
Net Investment Income
Business Insurance	$562	$519	$449	$437	$479	$442	$402	$391	$1,967	$1,714
Personal Insurance	74	67	58	57	64	58	50	50	256	222
P&C Other Operations	20	19	19	18	19	18	19	18	76	74
Total Property & Casualty	656	605	526	512	562	518	471	459	2,299	2,010
Employee Benefits	153	136	118	126	130	119	112	114	533	475
Hartford Funds	7	4	6	4	6	5	5	4	21	20
Corporate	16	14	14	14	16	17	14	16	58	63
Total net investment income by segment	$832	$759	$664	$656	$714	$659	$602	$593	$2,911	$2,568

	Three Months Ended								Year Ended
Net Investment Income from Limited Partnerships and Other Alternative Investments	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024	Dec 31 2025	Dec 31 2024
Total Property & Casualty	$125	$71	$11	$28	$65	$31	$16	$15	$235	$127
Employee Benefits	35	20	2	11	14	6	—	1	68	21
Total net investment income from limited partnerships and other alternative investments [1]	$160	$91	$13	$39	$79	$37	$16	$16	$303	$148
[1]Amounts are included above in total net investment income by segment.

The Hartford Insurance Group, Inc.
Components of Net Realized Gains (Losses)
Consolidated

	Three Months Ended								Year Ended
	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024	Dec 31 2025	Dec 31 2024
Net Realized Gains (Losses)
Gross gains on sales of fixed maturities	$12	$17	$19	$13	$8	$12	$6	$5	$61	$31
Gross losses on sales of fixed maturities	(21)	(38)	(45)	(25)	(50)	(62)	(75)	(11)	(129)	(198)
Equity securities [1]	6	27	36	(11)	(3)	27	14	35	58	73
Net credit losses on fixed maturities, AFS	(2)	—	—	2	—	—	(1)	(1)	—	(2)
Change in ACL on mortgage loans	—	(6)	—	—	—	—	—	3	(6)	3
Other net gains (losses) [2]	(24)	(12)	(20)	(28)	28	10	(3)	(3)	(84)	32
Total net realized gains (losses)	(29)	(12)	(10)	(49)	(17)	(13)	(59)	28	(100)	(61)
Net realized losses (gains), included in core earnings, before tax [3]	—	2	—	2	1	1	1	2	4	5
Total net gains (losses) excluded from core earnings, before tax	(29)	(10)	(10)	(47)	(16)	(12)	(58)	30	(96)	(56)
Income tax benefit (expense) related to net realized gains (losses) excluded from core earnings	6	2	1	10	3	4	12	(7)	19	12
Total net realized gains (losses) excluded from core earnings, after tax	$(23)	$(8)	$(9)	$(37)	$(13)	$(8)	$(46)	$23	$(77)	$(44)
[1]Includes all changes in fair value and trading gains and losses for equity securities.
[2]Includes changes in value of fair value option securities and non-qualifying derivatives, including credit derivatives, interest rate derivatives used to manage duration, and equity derivatives. Also includes periodic net coupon settlements on credit derivatives, which are included in core earnings, as well as transactional foreign currency revaluation.
[3]Represents net periodic settlements on credit derivatives.

The Hartford Insurance Group, Inc.
Composition of Invested Assets
Consolidated

	Dec 31 2025		Sept 30 2025		Jun 30 2025		Mar 31 2025		Dec 31 2024
	Amount [1]	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount [1]	Percent
Total investments	$63,957	100.0%	$62,568	100.0%	$60,903	100.0%	$60,094	100.0%	$59,210	100.0%
Asset-backed securities	$4,663	10.1%	$4,506	10.0%	$4,376	9.8%	$4,333	9.8%	$3,937	9.3%
Collateralized loan obligations	3,316	7.2%	3,379	7.5%	3,393	7.6%	3,396	7.7%	3,250	7.6%
Commercial mortgage-backed securities	2,328	5.1%	2,498	5.5%	2,585	5.8%	2,754	6.2%	2,736	6.4%
Corporate	23,076	50.1%	23,079	51.0%	22,525	50.6%	21,646	49.0%	20,636	48.5%
Foreign government/government agencies	447	1.0%	409	0.9%	455	1.0%	481	1.1%	480	1.1%
Municipal	4,652	10.1%	4,481	9.9%	4,650	10.4%	5,030	11.4%	5,304	12.5%
Residential mortgage-backed securities	6,178	13.4%	5,778	12.8%	5,513	12.4%	5,558	12.5%	5,230	12.3%
U.S. Treasuries	1,381	3.0%	1,073	2.4%	1,061	2.4%	1,006	2.3%	994	2.3%
Total fixed maturities, AFS [2]	$46,041	100.0%	$45,203	100.0%	$44,558	100.0%	$44,204	100.0%	$42,567	100.0%
U.S. government/government agencies	$5,929	12.9%	$5,277	11.7%	$5,130	11.5%	$5,126	11.6%	$4,937	11.6%
AAA	7,751	16.8%	7,482	16.6%	7,333	16.4%	7,573	17.2%	7,166	16.8%
AA	7,340	15.9%	7,313	16.2%	7,439	16.7%	7,423	16.8%	7,484	17.6%
A	12,470	27.1%	12,628	27.9%	12,239	27.5%	11,639	26.3%	10,933	25.7%
BBB	10,250	22.3%	10,179	22.5%	10,070	22.6%	10,125	22.9%	9,722	22.8%
BB	1,818	4.0%	1,778	3.9%	1,726	3.9%	1,775	4.0%	1,777	4.2%
B	470	1.0%	534	1.2%	609	1.4%	529	1.2%	542	1.3%
CCC	13	—%	12	—%	12	—%	13	—%	5	—%
CC & below	—	—%	—	—%	—	—%	1	—%	1	—%
Total fixed maturities, AFS [2]	$46,041	100.0%	$45,203	100.0%	$44,558	100.0%	$44,204	100.0%	$42,567	100.0%
[1]Amount represents the value at which the assets are presented in the Consolidating Balance Sheets (page 4).
[2]Fixed maturities, at fair value using the fair value option are not included.

The Hartford Insurance Group, Inc.
Invested Asset Exposures
December 31, 2025

	Cost or Amortized Cost	Fair Value	Percent of Total Invested Assets
Top Ten Corporate Fixed Maturity, AFS and Equity Exposures by Sector
Financial services	$7,019	$6,981	10.9%
Technology and communications	3,400	3,341	5.2%
Consumer non-cyclical	2,860	2,830	4.4%
Utilities	2,793	2,716	4.2%
Capital goods	1,757	1,771	2.8%
Consumer cyclical	1,667	1,666	2.6%
Energy	1,457	1,446	2.3%
Basic industry	1,258	1,257	2.0%
Transportation	862	840	1.3%
Other	724	720	1.1%
Total	$23,797	$23,568	36.8%
Top Ten Exposures by Issuer [1]
Morgan Stanley	$221	$219	0.3%
SPCC Funding I LLC	189	190	0.3%
Entergy Corporation	199	190	0.3%
Hyundai Motor Company	185	182	0.3%
Goldman Sachs Group Inc.	189	182	0.3%
Government of Canada	179	180	0.3%
NextEra Energy Inc.	181	176	0.3%
Duke Energy Corporation	166	170	0.3%
Enterprise Holdings Inc.	165	168	0.2%
Pfizer Inc.	165	163	0.2%
Total	$1,839	$1,820	2.8%
[1]Includes corporate bonds, municipal bonds, bonds issued by foreign government/government agencies, and equity securities excluding mutual funds.

The Hartford Insurance Group, Inc.
Appendix
Basis of Presentation and Definitions
All amounts are in millions, except for per share and ratio information, unless otherwise stated. Amounts presented throughout this document have been rounded for presentation purposes.
The Hartford Insurance Group, Inc. (the "Company", "we", or "our") currently conducts business principally in five reportable segments: Business Insurance, Personal Insurance, Property & Casualty Other Operations ("P&C Other Operations"), Employee Benefits and Hartford Funds, as well as a Corporate category.
Property & Casualty ("P&C") businesses consist of three reportable segments: Business Insurance, Personal Insurance and P&C Other Operations. Business Insurance provides workers’ compensation, property, automobile, general liability, umbrella, package business, professional liability, bond, marine, livestock, accident and health, assumed reinsurance, and other product lines to businesses in the United States ("U.S.") and internationally. Business Insurance generally consists of products written for small businesses, middle market companies as well as national and multi-national accounts, largely distributed through retail agents and brokers, wholesale agents and global and specialty insurance and reinsurance brokers. Global specialty provides a variety of customized insurance products, including reinsurance. Personal Insurance provides standard automobile, homeowners and personal umbrella coverages to individuals across the U.S., including a special program designed exclusively for members of AARP. P&C Other Operations includes certain property and casualty operations, managed by the Company, that have discontinued writing new business and includes substantially all of the Company's asbestos and environmental exposures.
Employee Benefits provides employers and associations with group life, accident and disability coverage, along with other products and services, including voluntary benefits, and group retiree health.
Hartford Funds offers investment products for retail and retirement accounts and provides investment management, distribution and administrative services such as product design, implementation and oversight. This business also manages a portion of the mutual funds which support third-party life and annuity separate accounts.
The Company includes in the Corporate category reserves for run-off structured settlement and terminal funding agreement liabilities, restructuring costs, capital raising activities (including equity financing, debt financing and related interest expense), transaction expenses incurred in connection with an acquisition, certain M&A costs, purchase accounting adjustments related to goodwill, and other expenses not allocated to the reportable segments. Corporate also includes investment management fees and expenses related to managing third-party assets.
Certain operating and statistical measures for P&C Business Insurance and Personal Insurance have been incorporated herein to provide supplemental data that indicates current trends in the Company's business. These measures include net new business premium, gross new business premium, renewal written price increases, policy count retention, effective policy count retention, premium retention, and policies in-force.
•Net new business premium represents the amount of premiums charged, after ceded reinsurance, for policies issued to customers who were not insured with the Company in the previous policy term. Net new business premium plus renewal written premium equals total written premium.
•Gross new business premium represents the amount of premiums charged, before ceded reinsurance, for policies issued to customers who were not insured with the Company in the previous policy term. Gross new business premium plus gross renewal written premium less ceded reinsurance equals total written premium. For global specialty, gross new business premium is used by management, as it is thought to be more indicative of new business growth trends, in part because global specialty includes the Global Re assumed reinsurance book of business.
•Renewal written price increases for Business Insurance represents the combined effect of rate changes and individual risk pricing decisions per unit of exposure since the prior year on policies that renewed and includes amount of insurance, which is a component of change in exposure and offsets increases in loss cost trends due to inflation. For Personal Insurance, renewal written price increases represents the total change in premium per policy since the prior year on those policies that renewed and includes the combined effect of rate changes, amount of insurance and other changes in exposure. For Personal Insurance, other changes in exposure include, but are not limited to, the effect of changes in number of drivers, vehicles and incidents, as well as changes in customer policy elections, such as deductibles and limits.
•For small business, policy count retention represents the number of renewal policies issued during the current year period divided by the new and renewal policies issued in the prior period.
•For Personal Insurance, effective policy count retention represents the number of policies expected to renew in the current year period, based on contract effective dates, divided by the new and renewal policies effective in the prior period.
•Premium retention for middle & large business, represents the ratio of prior period premiums that were successfully renewed divided by premiums associated with policies available for renewal in the current period. Premium retention excludes premium amounts from annual audits, renewal written price increases and changes in exposure, including amount of insurance. Premium Retention statistics are subject to change from period to period based on a number of factors, including the effect of subsequent cancellations and non-renewals.
•Policies in-force represents the number of policies with coverage in effect as of the end of the period. The number of policies in-force is a growth measure used for Personal Insurance as well as small business within Business Insurance and is affected by both new business growth and policy count retention.
The Company, along with others in the property and casualty insurance industry, uses underwriting ratios as measures of performance. The loss and loss adjustment expense ratio is the ratio of losses and loss adjustment expenses to earned premiums. The expense ratio is the ratio of underwriting expenses less fee income to earned premiums. Underwriting expenses included in the expense ratio consist of amortization of deferred policy acquisition costs and insurance operating costs and expenses, including certain centralized services and bad debt expense, but excluding integration and other non-recurring M&A costs. The policyholder dividend ratio is the ratio of policyholder dividends to earned premiums. The combined ratio is the sum of the loss and loss adjustment expense ratio, the expense ratio and the policyholder dividend ratio. These ratios are relative measurements that describe the related cost of losses, expenses and policyholder dividends for every $100 of earned premiums. A combined ratio below 100 demonstrates underwriting profit; a combined ratio above 100 demonstrates underwriting losses. The current accident year catastrophe ratio (a component of the loss and loss adjustment expense ratio) represents the ratio of catastrophe losses and loss adjustment expenses incurred in the current accident year to earned premiums. The prior accident year loss and loss adjustment expense ratio (a component of the loss and loss adjustment expense ratio) represents the increase (decrease) in the estimated cost of settling catastrophe and non-catastrophe claims incurred in prior accident years as recorded in the current calendar year divided by earned premiums.

A catastrophe is a severe loss, resulting from natural or man-made events, including risks such as fire, earthquake, windstorm, explosion, terrorist attack, civil unrest and similar events. Each catastrophe has unique characteristics and the events are unpredictable as to timing or loss amount. Catastrophe losses are not included in either earnings or in losses and loss adjustment expense reserves prior to occurrence of the catastrophe event. The Company believes that a discussion of the effect of catastrophes is meaningful for investors to understand the variability of periodic earnings. For U.S. events, a catastrophe is an event that causes $25 or more in industry insured property losses and affects a significant number of property and casualty policyholders and insurers, as defined by the Property Claim Service office of Verisk. For international events, the Company's approach is similar, informed, in part, by how Lloyd's of London defines major losses.
The Company, along with others in the insurance industry, use loss and expense ratios as measures of the Employee Benefits segment's performance. The loss ratio is the ratio of benefits, losses and loss adjustment expenses, excluding those related to buyout premiums, to premiums and other considerations, excluding buyout premiums. The expense ratio is the ratio of insurance operating costs and other expenses (excluding integration and other non-recurring M&A costs) to premiums and other considerations, excluding buyout premiums. Buyout premiums represent takeover of open claim liabilities and other non-recurring premium amounts.
The Hartford Funds segment provides supplemental data on sales, redemptions, net flows and account value that indicate current trends in that segment.
Discussion of Non-GAAP Financial Measures
The Company uses non-GAAP financial measures in this Investor Financial Supplement to assist investors in analyzing the Company's operating performance. Because the Company's calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company's non-GAAP financial measures to those of other companies. Non-GAAP measures are indicated with an asterisk the first time they appear in this document.
Core earnings- The Hartford uses the non-GAAP measure core earnings as an important measure of the Company’s operating performance. The Hartford believes that core earnings provides investors with a valuable measure of the performance of the Company’s ongoing businesses because it reveals trends in our insurance and financial services businesses that may be obscured by including the net effect of certain items. Therefore, the following items are excluded from core earnings:
•Certain realized gains and losses - Generally realized gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to the insurance and underwriting aspects of our business. Accordingly, core earnings excludes the effect of all realized gains and losses that tend to be highly variable from period to period based on capital market conditions. The Hartford believes, however, that some realized gains and losses are integrally related to our insurance operations, so core earnings includes net realized gains and losses such as net periodic settlements on credit derivatives. These net realized gains and losses are directly related to an offsetting item included in the income statement such as net investment income.
•Restructuring and other costs - Costs incurred as part of a restructuring plan are not a recurring operating expense of the business.
•Loss on extinguishment of debt - Largely consisting of make-whole payments or tender premiums upon paying debt off before maturity, these losses are not a recurring operating expense of the business.
•Gains and losses on reinsurance transactions - Gains or losses on reinsurance, such as those entered into upon sale of a business or to reinsure loss reserves, are not a recurring operating expense of the business.
•Integration and other non-recurring M&A costs - These costs, including transaction costs incurred in connection with an acquired business, are incurred over a short period of time and do not represent an ongoing operating expense of the business.
•Change in loss reserves upon acquisition of a business - These changes in loss reserves are excluded from core earnings because such changes could obscure the ability to compare results in periods after the acquisition to results of periods prior to the acquisition.
•Deferred gain resulting from retroactive reinsurance and subsequent changes in the deferred gain - Retroactive reinsurance agreements economically transfer risk to the reinsurers and excluding the deferred gain on retroactive reinsurance and related amortization of the deferred gain from core earnings provides greater insight into the economics of the business.
•Change in valuation allowance on deferred taxes related to non-core components of before tax income - These changes in valuation allowances are excluded from core earnings because they relate to non-core components of before tax income, such as tax attributes like capital loss carryforwards.
•Results of discontinued operations - These results are excluded from core earnings for businesses sold or held for sale because such results could obscure the ability to compare period over period results for our ongoing businesses.
In addition to the above components of net income available to common stockholders that are excluded from core earnings, preferred stock dividends declared, which are excluded from net income, are included in the determination of core earnings. Preferred stock dividends are a cost of financing more akin to interest expense on debt and are expected to be a recurring expense as long as the preferred stock is outstanding.
Net income (loss) and net income (loss) available to common stockholders are the most directly comparable U.S. GAAP measures to core earnings. Core earnings should not be considered as a substitute for net income (loss) or net income (loss) available to common stockholders and does not reflect the overall profitability of the Company’s business. Therefore, The Hartford believes that it is useful for investors to evaluate net income (loss), net income (loss) available to common stockholders, and core earnings when reviewing the Company’s performance. A reconciliation of net income (loss) available to common stockholders to core earnings is set forth on page 2.

Core earnings per share- This is a non-GAAP per share measure calculated using the non-GAAP financial measure core earnings rather than the U.S GAAP measure net income. The Company believes that core earnings per share provides investors with a valuable measure of the Company's operating performance for the same reasons applicable to its underlying measure, core earnings. Net income (loss) available to common stockholders per share is the most directly comparable U.S. GAAP measure. Core earnings per share should not be considered as a substitute for net income (loss) available to common stockholders per share and does not reflect the overall profitability of the Company's business. Therefore, the Company believes that it is useful for investors to evaluate net income (loss) available to common stockholders per share and core earnings per share when reviewing our performance. A reconciliation of net income (loss) available to common stockholders per share to core earnings per share is set forth below.
Basic Earnings Per Share

	Three Months Ended								Year Ended
	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024	Dec 31 2025	Dec 31 2024
Net Income available to common stockholders per share	$4.05	$3.82	$3.49	$2.18	$2.93	$2.60	$2.48	$2.51	$13.51	$10.51
Adjustments made to reconcile net income available to common stockholders per share to core earnings per share:
Net realized losses (gains), excluded from core earnings, before tax	0.10	0.04	0.04	0.16	0.06	0.04	0.20	(0.10)	0.34	0.19
Restructuring and other costs, before tax	—	—	—	—	—	—	—	—	—	0.01
Integration and other non-recurring M&A costs, before tax	—	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.02	0.03
Change in deferred gain on retroactive reinsurance, before tax	—	(0.03)	(0.08)	(0.11)	0.01	(0.09)	(0.13)	(0.08)	(0.23)	(0.28)
Income tax expense (benefit) on items excluded from core earnings	(0.02)	(0.01)	—	(0.01)	(0.02)	0.01	(0.02)	0.04	(0.02)	0.01
Core earnings per share	$4.13	$3.83	$3.46	$2.23	$2.99	$2.57	$2.54	$2.38	$13.62	$10.47
Core earnings per diluted share-This non-GAAP per share measure is calculated using the non-GAAP financial measure core earnings rather than the U.S. GAAP measure net income. The Company believes that core earnings per diluted share provides investors with a valuable measure of the Company's operating performance for the same reasons applicable to its underlying measure, core earnings. Net income (loss) available to common stockholders per diluted common share is the most directly comparable U.S. GAAP measure. Core earnings per diluted share should not be considered as a substitute for net income (loss) available to common stockholders per diluted common share and does not reflect the overall profitability of the Company's business. Therefore, the Company believes that it is useful for investors to evaluate net income (loss) available to common stockholders per diluted common share and core earnings per diluted share when reviewing the Company's performance. A reconciliation of net income available to common stockholders per diluted share to core earnings per diluted share is set forth below.
Diluted Earnings Per Share

	Three Months Ended								Year Ended
	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024	Dec 31 2025	Dec 31 2024
Net Income available to common stockholders per diluted share	$3.98	$3.77	$3.44	$2.15	$2.88	$2.56	$2.44	$2.47	$13.32	$10.35
Adjustments made to reconcile net income available to common stockholders per diluted share to core earnings per diluted share:
Net realized losses (gains), excluded from core earnings, before tax	0.10	0.04	0.03	0.16	0.05	0.04	0.19	(0.10)	0.34	0.19
Restructuring and other costs, before tax	—	—	—	—	—	—	—	—	—	0.01
Integration and other non-recurring M&A costs, before tax	—	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.02	0.03
Change in deferred gain on retroactive reinsurance, before tax	—	(0.03)	(0.08)	(0.11)	0.01	(0.09)	(0.12)	(0.08)	(0.22)	(0.28)
Income tax expense (benefit) on items excluded from core earnings	(0.02)	(0.01)	0.01	(0.01)	(0.01)	0.01	(0.02)	0.04	(0.04)	—
Core earnings per diluted share	$4.06	$3.78	$3.41	$2.20	$2.94	$2.53	$2.50	$2.34	$13.42	$10.30
Book value per diluted share (excluding AOCI)-This is a non-GAAP per share measure that is calculated by dividing (a) common stockholders' equity, excluding AOCI, after tax, by (b) common shares outstanding and dilutive potential common shares. The Company provides this measure to enable investors to analyze the amount of the Company's net worth that is primarily attributable to the Company's business operations. The Company believes that excluding AOCI from the numerator is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per diluted share is the most directly comparable U.S. GAAP measure. Reconciliations of book value per common share and book value per diluted share to book value per common share, excluding AOCI and book value per diluted share, excluding AOCI, are set forth on page 1.

Core Earnings Return on Equity- The Company provides different measures of the return on stockholders' equity (ROE). Core earnings ROE is calculated based on non-GAAP financial measures. Core earnings ROE is calculated by dividing (a) the non-GAAP measure core earnings for the prior four fiscal quarters by (b) the non-GAAP measure average common stockholders' equity, excluding AOCI. Net income ROE is the most directly comparable U.S. GAAP measure. The Company excludes AOCI in the calculation of core earnings ROE to provide investors with a measure of how effectively the Company is investing the portion of the Company's net worth that is primarily attributable to the Company's business operations. The Company provides to investors return on equity measures based on its non-GAAP core earnings financial measure for the reasons set forth in the core earnings definition. A reconciliation of Net income (loss) ROE to Core earnings ROE is set forth below:

	Last Twelve Months Ended
	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024
Net income ROE	22.0%	20.3%	19.8%	18.8%	19.9%	20.0%	19.8%	18.5%
Adjustments to reconcile net income (loss) ROE to core earnings ROE:
Net realized losses (gains), excluded from core earnings, before tax	0.6%	0.5%	0.5%	0.8%	0.4%	0.4%	0.8%	0.8%
Integration and other non-recurring M&A costs, before tax	—%	—%	—%	0.1%	0.1%	0.1%	0.1%	0.1%
Change in deferred gain on retroactive reinsurance, before tax	(0.4%)	(0.3%)	(0.5%)	(0.6%)	(0.5%)	0.7%	0.9%	1.2%
Income tax benefit on items not included in core earnings	(0.1%)	—%	—%	(0.1%)	—%	(0.2%)	(0.4%)	(0.4%)
Impact of AOCI, excluded from denominator of core earnings ROE	(2.7%)	(2.1%)	(2.8%)	(2.8%)	(3.2%)	(3.6%)	(3.8%)	(3.6%)
Core earnings ROE	19.4%	18.4%	17.0%	16.2%	16.7%	17.4%	17.4%	16.6%
Common stockholders' equity, excluding AOCI- This non-GAAP measure is calculated as total stockholders' equity less preferred stock and AOCI. Total stockholders' equity is the most directly comparable U.S. GAAP measure. The Company provides this measure to enable investors to analyze the amount of the Company's net worth that is primarily attributable to the Company's business operations. The Company believes that excluding AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. A reconciliation of common stockholders' equity, excluding AOCI to its most directly comparable U.S. GAAP measure, total stockholders' equity, is set forth on page 5.
Total capitalization, excluding AOCI, net of tax- This non-GAAP measure is calculated as total debt plus total stockholders' equity, excluding the impacts of AOCI included in stockholders’ equity. Total capitalization, including AOCI, net of tax is the most directly comparable U.S. GAAP measure. Total debt to capitalization ratio excluding, AOCI is calculated by dividing total debt to total capitalization excluding, AOCI, net of tax. The Company provides this measure to enable investors to analyze the Company’s financial leverage. The Company believes that excluding AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Reconciliations of capitalization metrics, are set forth on page 5.

Underwriting gain (loss)-This non-GAAP financial measure is a before tax measure that represents earned premiums less incurred losses, loss adjustment expenses and underwriting expenses. Net income (loss) is the most directly comparable U.S. GAAP measure. The Hartford's management evaluates profitability of the Business and Personal Insurance segments primarily on the basis of underwriting gain or loss. Underwriting gain (loss) is influenced significantly by earned premium growth and the adequacy of The Hartford's pricing. Underwriting profitability over time is also greatly influenced by The Hartford's underwriting discipline, as management strives to manage exposure to loss through favorable risk selection and diversification, effective management of claims, use of reinsurance and its ability to manage its expenses. The Hartford believes that underwriting gain (loss) provides investors with a valuable measure of profitability, before tax, derived from underwriting activities, which are managed separately from the Company's investing activities. Reconciliations of net income (loss) to underwriting gain (loss) for the Company's P&C businesses are set forth below.
Underlying underwriting gain (loss)- This non-GAAP measure of underwriting profitability represents underwriting gain (loss) before current accident year catastrophes, PYD and current accident year change in loss reserves upon acquisition of a business. The most directly comparable U.S GAAP measure is net income (loss). The Company believes underlying underwriting gain (loss) is important to understand the Company’s periodic earnings because the volatile and unpredictable nature (i.e., the timing and amount) of catastrophes and prior accident year reserve development could obscure underwriting trends. The changes to loss reserves upon acquisition of a business are also excluded from underlying underwriting gain (loss) because such changes could obscure the ability to compare results in periods after the acquisition to results of periods prior to the acquisition as such trends are valuable to our investors' ability to assess the Company's financial performance. Reconciliation of net income (loss) to underlying underwriting gain (loss) for the Company's P&C businesses are set forth below.
Property & Casualty

	Three Months Ended								Year Ended
	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024	Dec 31 2025	Dec 31 2024
Net income	$968	$861	$800	$495	$706	$569	$540	$615	$3,124	$2,430
Adjustments to reconcile net income to underlying underwriting gain:
Net investment income	(656)	(605)	(526)	(512)	(562)	(518)	(471)	(459)	(2,299)	(2,010)
Net realized losses (gains)	25	30	26	26	9	34	61	(13)	107	91
Net servicing and other (income) expense	(2)	(3)	(4)	(4)	(2)	—	(5)	(2)	(13)	(9)
Income tax expense	251	219	201	125	180	143	129	138	796	590
Underwriting gain	586	502	497	130	331	228	254	279	1,715	1,092
Current accident year catastrophes	(1)	70	212	467	80	247	280	161	748	768
Prior accident year development	(12)	(103)	(187)	(122)	101	(50)	(115)	(56)	(424)	(120)
Underlying underwriting gain	$573	$469	$522	$475	$512	$425	$419	$384	$2,039	$1,740
Business Insurance

	Three Months Ended								Year Ended
	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024	Dec 31 2025	Dec 31 2024
Net income	$897	$710	$696	$477	$708	$528	$540	$573	$2,780	$2,349
Adjustments to reconcile net income to underlying underwriting gain:
Net investment income	(562)	(519)	(449)	(437)	(479)	(442)	(402)	(391)	(1,967)	(1,714)
Net realized losses (gains)	21	26	20	24	3	32	50	(12)	91	73
Other expense (income)	1	—	1	1	1	1	1	2	3	5
Income tax expense	234	180	176	122	183	134	130	129	712	576
Underwriting gain	591	397	444	187	416	253	319	301	1,619	1,289
Current accident year catastrophes	(12)	39	114	280	67	155	155	109	421	486
Prior accident year development	(152)	(60)	(146)	(83)	(58)	(36)	(81)	(56)	(441)	(231)
Underlying underwriting gain	$427	$376	$412	$384	$425	$372	$393	$354	$1,599	$1,544

Personal Insurance

	Three Months Ended								Year Ended
	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024	Dec 31 2025	Dec 31 2024
Net income (loss)	$212	$139	$91	$5	$154	$31	$(11)	$34	$447	$208
Adjustments to reconcile net income (loss) to underlying underwriting gain (loss):
Net investment income	(74)	(67)	(58)	(57)	(64)	(58)	(50)	(50)	(256)	(222)
Net realized losses (gains)	3	4	4	2	5	2	8	(1)	13	14
Net servicing and other (income) expense	(3)	(4)	(5)	(5)	(3)	(5)	(6)	(4)	(17)	(18)
Income tax expense (benefit)	55	35	23	—	37	8	(4)	8	113	49
Underwriting gain (loss)	193	107	55	(55)	129	(22)	(63)	(13)	300	31
Current accident year catastrophes	11	31	98	187	13	92	125	52	327	282
Prior accident year development	(56)	(43)	(41)	(39)	(53)	(14)	(34)	(7)	(179)	(108)
Underlying underwriting gain	$148	$95	$112	$93	$89	$56	$28	$32	$448	$205
P&C Other Operations

	Three Months Ended								Year Ended
	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024	Dec 31 2025	Dec 31 2024
Net income (loss)	$(141)	$12	$13	$13	$(156)	$10	$11	$8	$(103)	$(127)
Adjustments to reconcile net income (loss) to underlying underwriting loss:
Net investment income	(20)	(19)	(19)	(18)	(19)	(18)	(19)	(18)	(76)	(74)
Net realized losses	1	—	2	—	1	—	3	—	3	4
Other expense	—	1	—	—	—	4	—	—	1	4
Income tax expense (benefit)	(38)	4	2	3	(40)	1	3	1	(29)	(35)
Underwriting loss	(198)	(2)	(2)	(2)	(214)	(3)	(2)	(9)	(204)	(228)
Prior accident year development	196	—	—	—	212	—	—	7	196	219
Underlying underwriting loss	$(2)	$(2)	$(2)	$(2)	$(2)	$(3)	$(2)	$(2)	$(8)	$(9)
Underlying combined ratio-This non-GAAP financial measure of underwriting results represents the combined ratio before catastrophes, prior accident year development and current accident year change in loss reserves upon acquisition of a business. Combined ratio is the most directly comparable U.S. GAAP measure. The Company believes this ratio is an important measure of the trend in profitability since it removes the impact of volatile and unpredictable catastrophe losses and prior accident year loss and loss adjustment expense reserve development. The changes to loss reserves upon acquisition of a business are excluded from underlying combined ratio because such changes could obscure the ability to compare results in periods after the acquisition to results of periods prior to the acquisition as such trends are valuable to our investors' ability to assess the Company's financial performance. A reconciliation of the combined ratio to the underlying combined ratio for Property & Casualty, Business Insurance, and Personal Insurance is set forth on pages 10, 13 and 17, respectively.

Underlying loss and loss adjustment expense ratio- This non-GAAP financial measure is the cost of non-catastrophe loss and loss adjustment expenses incurred in the current accident year divided by earned premiums. The loss and loss adjustment expense ratio is the most directly comparable U.S. GAAP measure. Management believes that the underlying loss and loss adjustment expense ratio is a performance measure that is useful to investors as it removes the impact of volatile and unpredictable catastrophe losses and prior accident year development ("PYD"). A reconciliation of the loss and loss adjustment expense ratio to the underlying loss and loss adjustment expense ratio for Property & Casualty, Business Insurance, and Personal Insurance is set forth below.
Property & Casualty

	Three Months Ended								Year Ended
	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024	Dec 31 2025	Dec 31 2024
Loss and loss adjustment expense ratio	56.2	58.5	58.8	66.3	61.9	64.4	63.3	62.3	59.9	63.0
Adjustment to reconcile loss and loss adjustment expense ratio to underlying loss and loss adjustment expense ratio:
Current accident year catastrophes and prior accident year development	0.3	0.7	(0.6)	(8.2)	(4.3)	(4.8)	(4.2)	(2.7)	(1.8)	(4.0)
Underlying loss and loss adjustment expense ratio	56.5	59.3	58.3	58.1	57.6	59.6	59.1	59.6	58.0	59.0
Business Insurance

	Three Months Ended								Year Ended
	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024	Dec 31 2025	Dec 31 2024
Loss and loss adjustment expense ratio	51.5	57.3	56.1	62.8	56.3	61.0	58.4	58.3	56.8	58.5
Adjustment to reconcile loss and loss adjustment expense ratio to underlying loss and loss adjustment expense ratio:
Current accident year catastrophes and prior accident year development	4.5	0.6	1.0	(5.9)	(0.2)	(3.7)	(2.4)	(1.8)	0.2	(2.0)
Underlying loss and loss adjustment expense ratio	56.1	57.9	57.0	56.9	56.0	57.3	56.1	56.6	57.0	56.5
Personal Insurance

	Three Months Ended								Year Ended
	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024	Dec 31 2025	Dec 31 2024
Loss and loss adjustment expense ratio	53.3	62.9	69.0	79.1	59.3	76.8	81.0	76.3	65.9	73.1
Adjustment to reconcile loss and loss adjustment expense ratio to underlying loss and loss adjustment expense ratio:
Current accident year catastrophes and prior accident year development	4.7	1.2	(6.1)	(16.5)	4.4	(8.8)	(10.7)	(5.5)	(4.0)	(5.1)
Underlying loss and loss adjustment expense ratio	58.1	64.2	62.8	62.6	63.7	68.0	70.3	70.7	61.9	68.1

Core earnings margin- The Hartford uses the non-GAAP measure core earnings margin to evaluate, and believes it is an important measure of, the Employee Benefits segment's operating performance. Core earnings margin is calculated by dividing core earnings by revenues, excluding buyouts and realized gains (losses). Net income margin, calculated by dividing net income by revenues, is the most directly comparable U.S. GAAP measure. The Company believes that core earnings margin provides investors with a valuable measure of the performance of Employee Benefits because it reveals trends in the business that may be obscured by the effect of buyouts and realized gains (losses) as well as other items excluded in the calculation of core earnings. Core earnings margin should not be considered as a substitute for net income margin and does not reflect the overall profitability of Employee Benefits. Therefore, the Company believes it is important for investors to evaluate both core earnings margin and net income margin when reviewing performance. A reconciliation of net income margin to core earnings margin is set forth below.

	Three Months Ended								Year Ended
	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024	Dec 31 2025	Dec 31 2024
Net income margin	7.2%	8.1%	8.5%	7.4%	7.1%	8.8%	9.7%	6.2%	7.8%	7.9%
Adjustments to reconcile net income margin to core earnings margin:
Net realized losses (gains), before tax	0.5%	0.4%	0.8%	0.3%	0.8%	(0.1%)	0.4%	(0.1%)	0.5%	0.4%
Income tax benefit	(0.1%)	(0.2%)	(0.1%)	(0.1%)	(0.1%)	—%	(0.1%)	—%	(0.1%)	(0.1%)
Core earnings margin	7.6%	8.3%	9.2%	7.6%	7.8%	8.7%	10.0%	6.1%	8.2%	8.2%
Return on Assets ("ROA"), Core Earnings- The Company uses this non-GAAP financial measure to evaluate, and believes is an important measure of, the Hartford Funds segment’s operating performance. ROA, core earnings is calculated by dividing annualized core earnings by a daily average AUM. ROA is the most directly comparable U.S. GAAP measure. The Company believes that ROA, core earnings, provides investors with a valuable measure of the performance of the Hartford Funds segment because it reveals trends in our business that may be obscured by the effect of items excluded in the calculation of core earnings. ROA, core earnings, should not be considered as a substitute for ROA and does not reflect the overall profitability of our Hartford Funds business. Therefore, the Company believes it is important for investors to evaluate both ROA, and ROA, core earnings when reviewing the Hartford Funds segment performance. A reconciliation of ROA to ROA, core earnings is set forth below.

	Three Months Ended								Year Ended
	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024	Dec 31 2025	Dec 31 2024
Return on Assets ("ROA")	15.4	15.4	15.6	12.1	13.8	15.7	13.1	13.7	14.6	14.1
Adjustments to reconcile ROA to ROA, core earnings:
Effect of net realized losses (gains), excluded from core earnings, before tax	(0.3)	(1.3)	(2.6)	—	0.8	(2.1)	(0.9)	(1.5)	(1.0)	(0.8)
Effect of income tax expense (benefit)	—	0.2	0.3	0.3	(0.3)	—	0.6	0.3	0.2	—
Return on Assets ("ROA"), core earnings	15.1	14.3	13.3	12.4	14.3	13.6	12.8	12.5	13.8	13.3

Net investment income excluding limited partnerships and other alternative investments- This non-GAAP measure is the amount of net investment income, on a Consolidated, P&C or Employee Benefits level earned from invested assets, excluding the net investment income related to limited partnerships and other alternative investments. The Company believes that net investment income, excluding limited partnerships and other alternative investments, provides investors with an important measure of the trend in investment earnings because it excludes the impact of the volatility in returns related to limited partnerships and other alternative investments. Net investment income is the most directly comparable U.S. GAAP measure. A reconciliation of net investment income to net investment income, excluding limited partnerships and other alternative investments is set forth below.
Consolidated

	Three Months Ended								Year Ended
	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024	Dec 31 2025	Dec 31 2024
Total net investment income	$832	$759	$664	$656	$714	$659	$602	$593	$2,911	$2,568
Adjustment for income from limited partnerships and other alternative investments	(160)	(91)	(13)	(39)	(79)	(37)	(16)	(16)	(303)	(148)
Net investment income excluding limited partnerships and other alternative investments	$672	$668	$651	$617	$635	$622	$586	$577	$2,608	$2,420
Property & Casualty

	Three Months Ended								Year Ended
	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024	Dec 31 2025	Dec 31 2024
Total net investment income	$656	$605	$526	$512	$562	$518	$471	$459	$2,299	$2,010
Adjustment for income from limited partnerships and other alternative investments	(125)	(71)	(11)	(28)	(65)	(31)	(16)	(15)	(235)	(127)
Net investment income excluding limited partnerships and other alternative investments	$531	$534	$515	$484	$497	$487	$455	$444	$2,064	$1,883
Employee Benefits

	Three Months Ended								Year Ended
	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024	Dec 31 2025	Dec 31 2024
Total net investment income	$153	$136	$118	$126	$130	$119	$112	$114	$533	$475
Adjustment for income from limited partnerships and other alternative investments	(35)	(20)	(2)	(11)	(14)	(6)	—	(1)	(68)	(21)
Net investment income excluding limited partnerships and other alternative investments	$118	$116	$116	$115	$116	$113	$112	$113	$465	$454

Annualized investment yield, excluding limited partnerships and other alternative investments-This non-GAAP measure is calculated as (a) the annualized net investment income, on a Consolidated, P&C or Employee Benefits level, excluding limited partnerships and other alternative investments, divided by (b) the monthly average invested assets at amortized cost, as applicable, excluding derivatives book value and limited partnerships and other alternative investments. The Company believes that annualized investment yield, excluding limited partnerships and other alternative investments, provides investors with an important measure of the trend in investment earnings because it excludes the impact of the volatility in returns related to limited partnerships and other alternative investments. Annualized investment yield is the most directly comparable U.S GAAP measure. A reconciliation of annualized investment yield to annualized investment yield, excluding limited partnerships and other alternative investments is set forth below.
Consolidated

	Three Months Ended								Year Ended
	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024	Dec 31 2025	Dec 31 2024
Annualized investment yield	5.2%	4.8%	4.3%	4.3%	4.7%	4.4%	4.1%	4.1%	4.7%	4.3%
Adjustment for income from limited partnerships and other alternative investments	(0.6%)	(0.2%)	0.3%	0.1%	(0.1%)	0.1%	0.3%	0.2%	(0.2%)	0.1%
Annualized investment yield excluding limited partnerships and other alternative investments	4.6%	4.6%	4.6%	4.4%	4.6%	4.5%	4.4%	4.3%	4.5%	4.4%
Property & Casualty

	Three Months Ended								Year Ended
	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024	Dec 31 2025	Dec 31 2024
Annualized investment yield	5.2%	4.9%	4.4%	4.3%	4.8%	4.5%	4.2%	4.1%	4.7%	4.4%
Adjustment for income from limited partnerships and other alternative investments	(0.6%)	(0.2%)	0.3%	0.1%	(0.2%)	0.1%	0.2%	0.2%	(0.1%)	0.1%
Annualized investment yield excluding limited partnerships and other alternative investments	4.6%	4.7%	4.7%	4.4%	4.6%	4.6%	4.4%	4.3%	4.6%	4.5%
Employee Benefits

	Three Months Ended								Year Ended
	Dec 31 2025	Sept 30 2025	Jun 30 2025	Mar 31 2025	Dec 31 2024	Sept 30 2024	Jun 30 2024	Mar 31 2024	Dec 31 2025	Dec 31 2024
Annualized investment yield	5.3%	4.8%	4.1%	4.3%	4.5%	4.1%	3.9%	3.9%	4.6%	4.1%
Adjustment for income from limited partnerships and other alternative investments	(0.8%)	(0.3%)	0.3%	0.1%	(0.1%)	0.2%	0.4%	0.3%	(0.2%)	0.2%
Annualized investment yield excluding limited partnerships and other alternative investments	4.5%	4.5%	4.4%	4.4%	4.4%	4.3%	4.3%	4.2%	4.4%	4.3%